UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21910
 Claymore Exchange-Traded Fund Trust 2
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period: June 1, 2015 - May 31, 2016

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

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The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Risks and Other Considerations	13

Performance Report and Fund Profile	14

About Shareholders' Fund Expenses	27

Schedule of Investments	29

Statement of Assets and Liabilities	49

Statement of Operations	51

Statements of Changes in Net Assets	53

Financial Highlights	57

Notes to Financial Statements	64

Report of Independent Registered Public
Accounting Firm	71

Supplemental Information	72

Report of the Claymore Exchange-Traded Fund Trust 2
Contracts Review Committee	76

Trust Information	83

About the Trust Adviser	Back Cover

(Unaudited)	May 31, 2016
DEAR SHAREHOLDER
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") is pleased to present the annual shareholder report for seven of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the Funds for the 12 months ended May 31, 2016.
The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.
To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.
Sincerely,
Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2
June 30, 2016

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2016
Much of the 12 months ended May 31, 2016, was marked by heightened market volatility. The macro drivers of this volatility included mixed signals on U.S. economic growth, the vagaries of the oil market, and increased monetary accommodation by global central banks.
Gross Domestic Product ("GDP") growth in the first quarter of 2016 is now estimated to have been 1.1%, but early estimates were much lower. Net exports and an ongoing inventory adjustment contributed to the number being weaker than prior annual growth figures, but the drag from these components could be transitory. Part of the weakness could be attributed to "residual seasonality," a statistical quirk that biases GDP growth downward in the winter months while boosting growth in the second and third quarters.
The New York Federal Reserve's Nowcast and the Atlanta Federal Reserve's GDPNow models are predicting second quarter GDP to be above 2% as of the end of May 2016, thanks in part to the easing of financial conditions since February. But, news that only 38,000 new jobs were added in May rattled the markets and is suggestive that there could still be challenges ahead. While payroll growth has downshifted from an average monthly rate of 282,000 in the fourth quarter of 2015 to 116,000 in the three months through May, this may be a more sustainable pace of net job creation. Guggenheim forecasts further slowdown in payroll growth over the next few months, with rising labor productivity bridging the gap between faster GDP growth and slower job gains.
Guggenheim now expects the U.S. Federal Reserve (the "Fed") to delay its next rate hike until December. In our view, policymakers will be watching slowing Chinese growth, the aftermath of the Brexit vote in June, and the U.S. presidential election in November. Fed officials have given greater weight to global economic developments in their policy framework, which in practice means that the Federal Open Market Committee (FOMC) has become less tolerant of financial market turbulence and more tolerant of inflation at the margin. We see this dovish shift as benefiting U.S. credit markets and inflation-sensitive assets.
A more accommodative Fed outlook has pushed interest rates lower and weakened the U.S. dollar, which depreciated by around 3% on a trade-weighted basis between January and the end of May. Oil prices have benefited from dollar weakness. Our research team's oil model indicates that WTI oil prices will average around $45 per barrel for the remainder of 2016. In sum, solid but unspectacular economic growth, a cautious Fed, and improving oil market supply-demand fundamentals underpin our positive outlook for the U.S. economy, which should continue to support a historically low default environment for credit.
For the 12 months ended May 31, 2016, the Standard & Poor's 500® ("S&P 500") Index* returned 1.72%. The MSCI Europe-Australasia-Far East ("EAFE") Index* returned -9.68%. The return of the MSCI Emerging Markets Index* was -17.63%.
In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.99% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -0.81%. The return of the Barclays 1-3 Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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ECONOMIC AND MARKET OVERVIEW (Unaudited) continued	May 31, 2016
*Index Definitions
 All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM," pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS").
The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds.
The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.
The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China.
The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets. The MSCI World Index (Net) is calculated with net dividends reinvested.
The Standard & Poor's ("S&P 500") Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.
The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management, or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management, or the upstream supply chain of forests and timberlands.
Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2016
ENY Guggenheim Canadian Energy Income ETF
Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P/TSX High Income Energy Index (the "Index"). The Index includes the constituent stocks of the S&P/TSX Composite Index that are classified as energy companies, according to the Global Industry Classification Standard (GICS), and that also meet specific yield requirements.
The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited–whether based on net asset value ("NAV") or market price–assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -19.90%, which included a decrease in market price over the period to $8.33 on May 31, 2016, from $10.79 on May 31, 2015. On an NAV basis, the Fund generated a total return of -19.34%, which included a decrease in NAV over the period to $8.35 on May 31, 2016, from $10.74 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For underlying index and broad Canadian equity market comparison purposes, the underlying Index returned -18.95%, and the S&P/TSX Composite Index returned -7.99%.
The Fund made quarterly distributions per share of $0.0888 on June 30, 2015; $0.0851 on September 30, 2015, $0.0708 on December 31, 2015; and $0.0477 on March 31, 2016.
Performance Attribution
 Since more than 95% of the Fund's portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund's return, and it was the major source of the Fund's negative return for the 12-month period ended May 31, 2016.
Positions that contributed the most to return included Peyto Exploration & Development Corp., a Canadian oil and gas exploration and production company; ARC Resources Ltd., which explores for oil and natural gas in western Canada; and TransCanada Corp., which is focused on natural gas transmission and power services (5.4%, 5.3%, and 5.2%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most included Encana Corp., which explores for, develops, produces, and markets natural gas, crude oil, and natural gas liquids; Husky Energy Inc., which is involved in the exploration, development, and production of crude oil and natural gas in Canada and in international areas; and Baytex Energy Corp., which explores and produces oil and natural gas (none held in the Fund's portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2016
TAO Guggenheim China Real Estate ETF
Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the "Index").
The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts ("REITs") which are open to foreign ownership and derive a majority of their revenues from real estate development, management, and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong, and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor's.
The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -19.53%, which included a decrease in market price over the period to $18.83 on May 31, 2016, from $24.55 on May 31, 2015. On an NAV basis, the Fund generated a total return of -19.05%, which included a decrease in NAV over the period to $18.92 on May 31, 2016, from $24.50 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For underlying index and market comparison purposes, the Index returned -18.60% and the MSCI China Index returned -28.45% for the 12-month period ended May 31, 2016.
The Fund made a distribution of $0.9705 on December 31, 2015, which was characterized as ordinary income.
Performance Attribution
 Nearly all of the Fund's investments are in the financials sector. For the 12-month period ended May 31, 2016, that sector was a large detractor from return.
Positions that contributed the most to the Fund's return included New World China Land Ltd., which, through its subsidiaries, develops and invests in properties in China (not held in the Fund's portfolio at period end); Link Real Estate Investment Trust, a retail-focused REIT (5.5% of the Fund's long-term investments at period end); and Fullshare Holdings Ltd., which operates as a real estate development company (1.5% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Goldin Properties Holdings Ltd., which, through its subsidiaries, provides property development and investment services; Hang Lung Properties Ltd., which, through its subsidiaries, invests in, develops, and manages properties; and Hongkong Land Holdings Ltd., a property investment, management, and development group (0.4%, 3.0%, and 4.6%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2016
HAO Guggenheim China Small Cap ETF
Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the "Index").
The Index is designed to measure and monitor the performance of publicly traded mainland China-based small-capitalization companies. The Index was created by AlphaShares, LLC ("AlphaShares") and is maintained by Standard & Poor's. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.
The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs"), and International Depositary receipts ("IDRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -33.75%, which included a decrease in market price over the period to $22.04 on May 31, 2016, from $34.56 on May 31, 2015. On an NAV basis, the Fund generated a total return of -34.14%, which included a decrease in NAV over the period to $22.06 on May 31, 2016, from $34.78 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For underlying index and broad market comparison purposes, the Index returned –36.07% and the MSCI China Index returned -28.45% for the 12-month period ended May 31, 2016.
Performance Attribution
 For the six-month period ended May 31, 2016, all sectors detracted from return. The industrials sector was the largest detractor, followed by the financials sector. The telecommunications services sector detracted least.
Positions that contributed the most to the Fund's return included Sunny Optical Technology Group Company Ltd., which designs and manufactures optical and optical related products; China Huishan Dairy Holdings Company Ltd., a producer of dairy products; and TAL Education Group, which provides K-12 after-school tutoring services in China (1.3%, 1.0%, and 1.3%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Shanghai Electric Group Company Ltd., which, through its subsidiaries, designs, manufactures, sells, and services a wide range of products in the power equipment, electromechanical equipment, transportation equipment, and environmental system industries; China Everbright Ltd., which, through its subsidiaries, provides investment banking, commercial banking, corporate finance, and investment advisory services; and Beijing Enterprises Clean Energy Group Ltd., which is engaged in the design, printing and sale of cigarette packages in China (0.7%, 0.9%, and 0.3%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2016
FRN Guggenheim Frontier Markets ETF
Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the BNY Mellon New Frontier Index (the "Index").
The Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and local securities of certain countries that are represented in the Index. The Index tracks the performance of ADRs listed on a U.S. exchange, GDRs traded on the London Stock Exchange ("LSE"), and ordinary share classes of equity securities listed on exchanges in Frontier Market countries.
The Bank of New York Mellon, the Fund's Index provider ("BNY Mellon" or the "Index Provider"), categorizes countries as "Frontier Market" based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure, and social inequalities. These countries currently are: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Cyprus, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka, Tunisia, Ukraine, Vietnam, and Zambia.
The universe of potential Index constituents includes all liquid ADRs, GDRs, and ordinary shares which meet certain criteria with respect to trading volume and market capitalization. Potential Index constituents include securities with free-float market capitalizations greater than $250 million, which may include securities of all categories of market capitalizations, as defined by the Index Provider. The Fund also may invest directly in other exchange-traded funds ("ETFs") that provide exposure to securities similar to those securities in which the Fund may directly invest.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -13.39%, which included a decrease in market price over the period to $11.33 on May 31, 2016, from $13.33 on May 31, 2015. On an NAV basis, the Fund generated a total return of -11.59%, which included a decrease in NAV over the period to $11.48 on May 31, 2016, from $13.23 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
The Index returned -10.00% and the MSCI Emerging Markets Index returned -17.63% for the 12-month period ended May 31, 2016.
Performance Attribution
 For the 12-month period ended May 31, 2016, the utilities sector was the largest contributor to return, followed by the consumer staples sector. The energy sector detracted the most from the Fund's return, followed by the financials sector.
Positions that contributed the most to the Fund's return included Banca Transilvania SA, a banking institution with headquarters in Cluj-Napoca, Romania; Grupo Financiero Galicia SA, ADR, a financial services holding company in Argentina; and Banco Macro SA, ADR, which attracts deposits and offers retail and commercial banking services primarily in Argentina (2.8%, 2.5%, and 1.2%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included VanEck Vectors Vietnam ETF, which seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS Vietnam Index, which is comprised of securities of companies that are incorporated in Vietnam or that generate at least 50% of their revenues (or, in certain circumstances, have at least 50% of their assets) in Vietnam; YPF SA, ADR, an Argentine oil and gas exploration and production company; and Copa Holdings SA, which provides international airline passenger and cargo service (4.0%, 3.9%, and 2.9%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF
Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the "Index").
The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), Canadian royalty trusts, and American Depositary Receipts ("ADRs") of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.
The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -13.54%, which included a decrease in market price over the period to $14.66 on May 31, 2016, from $17.60 on May 31, 2015. On an NAV basis, the Fund generated a total return of -13.30%, which included a decrease in NAV over the period to $14.75 on May 31, 2016, from $17.65 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For underlying index and broad market comparison purposes, the Index returned -13.38% and the MSCI EAFE Index returned -9.68% for the 12-month period ended May 31, 2016.
The Fund made quarterly distributions per share of $0.1558 on June 30, 2015; $0.1423 on September 30, 2015; $0.1302 on December 31, 2015; and $0.1263 on March 31, 2016.
Performance Attribution
 For the 12-month period ended May 31, 2016, the information technology sector was the only contributor to the Fund's return. The energy sector detracted the most from the Fund's return, followed by the financials sector.
Positions that contributed the most to the Fund's return included Himax Technologies, Inc., which designs and manufactures integrated circuits and produces liquid crystal displays (0.8% of the Fund's long-term investments at period end); Grupo Aeroportuario del Pacifico SAB de CV, ADR, which operates airports in the Pacific region of Mexico (not held in the Fund's portfolio at period end); and BE Semiconductor Industries N.V., which produces integrated semiconductor assembly equipment (0.6% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included BP Prudhoe Bay Royalty Trust, which provides oil and gas services (0.5% of the Fund's long-term investments at period end); Huaneng Power International, Inc., which develops, constructs, owns, and operates coal-fired power plants throughout China (1.4% of the Fund's long-term investments at period end); and Vallourec SA, which, through subsidiaries, manufactures steel and alloy tubing and a wide range of components (not held in the Fund's portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2016
CUT Guggenheim MSCI Global Timber ETF
Fund Overview
The Guggenheim MSCI Global Timber ETF, NYSE Arca ticker: CUT (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MSCI ACWI IMI Timber Select Capped Index (the "Index"). The Fund's previous index, the Beacon Global Timber Index, was discontinued on May 20, 2016. The Fund's name was also changed on May 20, 2016, to reflect use of the new index.
The MSCI ACWI IMI Timber Select Capped Index is designed to measure the performance of securities that are engaged in the ownership and management of forests and timberlands and production of finished products which use timber as raw material. These companies include companies that produce forest products, paper products and paper packaging products, and real estate investment trusts ("REITs") that own and/or manage timberland. Index constituents must be constituents of the MSCI ACWI Investable Market Index, a rules-based index that measures equity market performance of developed and emerging markets.
The Fund will invest at least 90% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -8.80%, which included a decrease in market price over the period to $23.59 on May 31, 2016, from $26.26 on May 31, 2015. On an NAV basis, the Fund generated a total return of -8.72%, which included a decrease in NAV over the period to $23.63 on May 31, 2016, from $26.28 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
The combined underlying Index generated a return of -8.26% for the period, which blends the returns of the Fund's previous underlying index, the Beacon Global Timber Index (November 9, 2007 through May 19, 2016) and the current underlying index, the MSCI ACWI IMI Timber Select Capped Index (May 20, 2016 through May 31, 2016). The S&P Global Timber and Forestry Index returned -8.47%; and the MSCI World Index returned -3.96%. The STOXX® Europe TMI (Total Market Index) Forestry & Paper Index returned -3.12%. It is a market-capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI.
The Fund made a distribution per share of $0.3584 on December 31, 2015, which was characterized as ordinary income.
Performance Attribution
 Most of the Fund's portfolio is invested in the materials sector, and it was the major detractor from the Fund's return for the 12-month period ended May 31, 2016. The Fund also has positions in the financials sector, which contributed to return for the period.
Positions that contributed the most to the Fund's return included Svenska Cellulosa AB, a global hygiene and forest company that develops and produces personal care products, tissue, and forest products (not held in the Fund's portfolio at period end); Sappi Ltd., which produces coated fine paper and chemical cellulose (1.5% of the Fund's long-term investments at period end); and Holmen AB, which manufactures forest products in Sweden (1.0% of the Fund's long-term investments at period end).
Positions detracting the most from the Fund's return included West Fraser Timber Co. Ltd., which produces dimension lumber, fiberboard, pulp, linerboard, kraft paper, and newsprint; Canfor Corp., an integrated forest products company; and Fibria Celulose SA, ADR, which engages in the production, sale, and export of short fiber pulp (1.3%, 0.6%, and 1.3%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2016
SEA Guggenheim Shipping ETF
Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the "Index").
The Index is designed to measure the performance of high-dividend paying companies in the global shipping industry. CME Group Index Services, LLC (the "Index Provider") uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is "high-dividend paying" by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The companies in the Index may be located in any country, including those classified as emerging markets.
The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and master limited partnerships ("MLPs") that comprise the Index and the underlying stocks of the ADRs and GDRs in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2016.
On a market price basis, the Fund generated a total return of -32.44%, which included a decrease in market price over the period to $12.00 on May 31, 2016, from $19.55 on May 31, 2015. On an NAV basis, the Fund generated a total return of -32.56%, which included a decrease in NAV over the period to $12.01 on May 31, 2016, from $19.60 on May 31, 2015. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For underlying index and broad market comparison purposes, the Index returned -33.57% and the MSCI World Index returned -3.96% for the 12-month period ended May 31, 2016.
The Fund made quarterly distributions per share of $0.6693 on June 30, 2015; $0.2402 on September 30, 2015; $0.4263 on December 31, 2015; and $0.1195 on March 31, 2016.
Performance Attribution
 Most of the Fund's portfolio is invested in the energy and the industrials sectors; both were detractors from return for the period.
Positions that contributed most to the Fund's return included Nordic American Tankers Ltd., a shipping company that owns and charters Suezmax tankers for oil transportation; KNOT Offshore Partners LP, which owns, operates, and acquires shuttle tankers under long-term charters; and GasLog Partners LP, an owner, operator, and manager of liquefied natural gas carriers (4.7%, 2.8%, and 3.0%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included AP Moller-Maersk A/S, a conglomerate with diversified holdings, including a shipping fleet, industrial, and supermarket businesses, and oil and gas exploration and distribution businesses; Nippon Yusen K.K, which provides marine transportation services; and Teekay Corp., which provides international crude oil and petroleum-product transportation services (18.2%, 7.8%, and 3.4%, respectively, of the Fund's long-term investments at period end).

12 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

(Unaudited)	May 31, 2016
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.
This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.
Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.
Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Small- and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.
Non-Correlation Risk: The Funds' return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.
Passive Management Risk: The Funds are not "actively" managed. Therefore, they would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.
Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Non-Diversified Fund Risk: Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Emerging Markets Risk (excluding CUT, FRN, HGI, TAO, HAO and SEA): Investment in securities of issuers based in developing or "emerging markets" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.
Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).
Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.
China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.
REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.
Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values.
Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging markets countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging markets countries are magnified in frontier countries.
As of the date of this report, a significant percentage of the BNY Mellon New Frontier DR Index is comprised of securities of companies from Chile, Columbia and Argentina. To the extent that the Index is focused on securities of any one country, including Chile, Columbia or Argentina, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.
Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.
In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com/etf.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	May 31, 2016
ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$8.33
Net Asset Value	$8.35
Discount to NAV	-0.24%
Net Assets ($000)	$29,374

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/03/07)
Guggenheim Canadian
Energy Income ETF
NAV	-19.34%	-14.08%	-15.00%	-8.29%
Market	-19.90%	-13.99%	-15.05%	-8.32%
Sustainable Canadian
Energy Income
Index S&P/TSX/
Canadian High
Income Energy
Index[1]	-18.95%	-13.79%	-14.58%	-7.29%
S&P/TSX Composite
Index	-7.99%	-1.27%	-2.62%	0.52%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.
The S&P/TSX Composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.79%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.69% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.87%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	94.8%
Basic Materials	4.4%
Total Common Stocks	99.2%
Securities Lending Collateral	33.5%
Total Investments	132.7%
Other Assets & Liabilities, net	-32.7%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Crescent Point Energy Corp.	5.8%
Peyto Exploration & Development Corp.	5.4%
Pembina Pipeline Corp.	5.2%
ARC Resources Ltd.	5.2%
TransCanada Corp.	5.2%
Vermilion Energy, Inc.	5.0%
Canadian Natural Resources Ltd.	5.0%
Suncor Energy, Inc.	4.8%
Inter Pipeline Ltd.	4.8%
PrairieSky Royalty Ltd.	4.7%
Top Ten Total	51.1%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]
Benchmark returns reflect the blended return of the Sustainable Canadian Energy Income Index from 7/3/07 - 7/31/13 and the return of the S&P/TSX Canadian High Income Energy Index, net of foreign withholding taxes, from 8/1/13 - 5/31/16.

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
ENY Guggenheim Canadian Energy Income ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$18.83
Net Asset Value	$18.92
Discount to NAV	-0.48%
Net Assets ($000)	$12,490

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/18/07)
Guggenheim China
Real Estate ETF
NAV	-19.05%	-1.57%	1.46%	-0.09%
Market	-19.53%	-1.14%	1.45%	-0.15%
AlphaShares China
Real Estate
Index	-18.60%	-1.21%	1.91%	0.59%
MSCI China
Index	-28.45%	0.54%	-1.46%	-1.76%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.70%, while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.15%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	86.3%
Diversified	12.2%
Consumer, Cyclical	1.1%
Total Common Stocks	99.6%
Securities Lending Collateral	1.2%
Total Investments	100.8%
Other Assets & Liabilities, net	-0.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Link REIT	5.5%
Sino Land Company Ltd.	5.3%
Wharf Holdings Ltd.	5.3%
Sun Hung Kai Properties Ltd.	5.2%
Cheung Kong Property Holdings Ltd.	5.1%
China Overseas Land & Investment Ltd.	4.8%
Swire Pacific Ltd. – Class A	4.8%
China Resources Land Ltd.	4.6%
Hongkong Land Holdings Ltd.	4.6%
Henderson Land Development Company Ltd.	4.5%
Top Ten Total	49.7%
"Ten Largest Holdings" excludes any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$22.04
Net Asset Value	$22.06
Discount to NAV	-0.09%
Net Assets ($000)	$94,879

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(01/30/08)
Guggenheim China
Small Cap ETF
NAV	-34.14%	-1.05%	-3.07%	0.60%
Market	-33.75%	-0.57%	-3.04%	0.59%
AlphaShares China
Small Cap
Index	-36.07%	-3.11%	-3.96%	0.53%
MSCI China
Index	-28.45%	0.54%	-1.46%	-0.15%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.75% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.87%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	18.7%
Financial	18.1%
Consumer, Non-cyclical	16.9%
Industrial	16.1%
Communications	7.9%
Basic Materials	7.5%
Technology	5.0%
Other	9.1%
Total Long-Term Investments	99.3%
Securities Lending Collateral	13.3%
Total Investments	112.6%
Other Assets & Liabilities	-12.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
TAL Education Group ADR	1.3%
Sunny Optical Technology Group Company Ltd.	1.3%
Fullshare Holdings Ltd.	1.1%
Qunar Cayman Islands Ltd. ADR	1.1%
Minth Group Ltd.	1.0%
China Huishan Dairy Holdings Company Ltd.	1.0%
TravelSky Technology Ltd. — Class H	1.0%
Xinyi Glass Holdings Ltd.	0.9%
Sinopec Shanghai Petrochemical Company Ltd. — Class H	0.9%
China Everbright Ltd.	0.9%
Top Ten Total	10.5%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
HAO Guggenheim China Small Cap ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$11.33
Net Asset Value	$11.48
Discount to NAV	-1.31%
Net Assets ($000)	$39,481

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(06/12/08)
Guggenheim Frontier
Markets ETF
NAV	-11.59%	-10.37%	-10.28%	-6.74%
Market	-13.39%	-10.33%	-10.29%	-6.89%
BNY Mellon
New Frontier
Index	-10.00%	-8.92%	-9.01%	-5.70%
MSCI Emerging
Markets
Index	-17.63%	-4.95%	-4.83%	-1.82%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.70% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.28%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Country Diversification
% of Long-Term
Country	Investments
Kuwait	14.3%
Nigeria	12.9%
Argentina	10.5%
Pakistan	10.3%
Morocco	9.7%
Kenya	8.3%
Romania	6.0%
Oman	5.4%
Other	22.6%
Total Long-Term Investments	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Guaranty Trust Bank plc	4.8%
MercadoLibre, Inc.	4.6%
Nigerian Breweries plc	4.1%
National Bank of Kuwait SAKP	4.0%
VanEck Vectors Vietnam ETF	3.9%
YPF S.A. ADR	3.7%
Attijariwafa Bank	3.7%
Zenith Bank plc	3.6%
Maroc Telecom	2.9%
Kuwait Finance House KSCP	2.9%
Top Ten Total	38.2%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
FRN Guggenheim Frontier Markets ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$14.66
Net Asset Value	$14.75
Discount to NAV	-0.61%
Net Assets ($000)	$16,229

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/11/07)
Guggenheim
International
Multi-Asset
Income ETF
NAV	-13.30%	-1.45%	-1.89%	-1.61%
Market	-13.54%	-1.51%	-2.04%	-1.68%
Zacks International
Multi-Asset
Income
Index	-13.38%	-1.42%	-1.64%	-1.26%
MSCI EAFE
Index	-9.68%	2.00%	2.12%	-0.74%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.11%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.70% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.13%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Country Diversification
% of Long-Term
Country	Investments
United States	19.9%
United Kingdom	11.4%
Japan	9.5%
Hong Kong	6.9%
China	5.1%
Bermuda	4.3%
Switzerland	3.5%
Other	39.4%
Total Long-Term Investments	100.0%

Ten Largest Holdings
(% of Total Net Assets)
China Petroleum & Chemical Corp. ADR	2.0%
Devon Energy Corp.	1.9%
Murphy Oil Corp.	1.8%
ICICI Bank Ltd. ADR	1.6%
Apache Corp.	1.5%
Canadian Natural Resources Ltd.	1.4%
Crescent Point Energy Corp	1.4%
Anadarko Petroleum Corp.	1.4%
Huaneng Power International, Inc. ADR	1.4%
China Life Insurance Company Ltd. ADR	1.3%
Top Ten Total	15.7%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index") measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
CUT Guggenheim MSCI Global Timber ETF

Fund Statistics
Share Price	$23.59
Net Asset Value	$23.63
Discount to NAV	-0.17%
Net Assets ($000)	$163,060

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(11/09/07)
Guggenheim MSCI
Global Timber ETF
NAV	-8.72%	4.07%	2.96%	1.27%
Market	-8.80%	4.15%	2.94%	1.24%
MSCI ACWI IMI Timber
Select Capped
Index/Beacon Global
Timber Index[1]	-8.26%	4.83%	3.83%	2.33%
MSCI World Index	-3.96%	6.46%	6.53%	2.56%
S&P Global Timber &
Forestry Index	-8.47%	3.47%	2.64%	-0.37%
STOXX® Europe
TMI Forestry &
Paper Index	-3.12%	16.99%	5.61%	2.26%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.
The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.
The STOXX® Europe TMI Forestry & Paper Index is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.60% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.75%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.55% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.55%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Basic Materials	49.2%
Industrial	37.3%
Financial	8.6%
Consumer, Non-cyclical	4.0%
Energy	0.2%
Total Long-Term Investments	99.3%
Securities Lending Collateral	1.1%
Total Investments	100.4%
Other Assets & Liabilities, net	-0.4%
Total Net Assets	100.0%

[1]	Benchmark returns reflect the blended return of the Beacon Global Timber Index from 11/09/07 – 5/19/16 and the return of the MSCI ACWI IMI Timber Select Capped Index from 5/20/16 – 5/31/16.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
CUT Guggenheim MSCI Global Timber ETF (continued)

Ten Largest Holdings
(% of Total Net Assets)
Weyerhaeuser Co.	5.7%
International Paper Co.	5.4%
WestRock Co.	5.4%
Amcor Ltd.	5.2%
UPM-Kymmene Oyj	4.9%
Sealed Air Corp.	4.6%
Mondi plc	4.1%
Avery Dennison Corp.	3.9%
Packaging Corporation of America	3.8%
Smurfit Kappa Group plc	3.7%
Top Ten Total	46.7%
"Ten Largest Holdings" exclude any temporary cash investments.
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$12.00
Net Asset Value	$12.01
Discount to NAV	-0.08%
Net Assets ($000)	$37,225

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2016
				Since
	One	Three	Five	Inception
	Year	Year	Year	(06/11/10)
Guggenheim Shipping ETF
NAV	-32.56%	-7.17%	-9.36%	-8.40%
Market	-32.44%	-7.05%	-9.36%	-8.42%
Dow Jones Global Shipping
IndexSM	-33.57%	-7.74%	N/A	N/A
Delta Global Shipping Index/
Dow Jones Global
Shipping
IndexSM,1	-33.57%	-7.74%	-9.65%	-8.60%
MSCI World
Index	-3.96%	6.46%	6.53%	9.96%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrial	94.0%
Consumer, Non-cyclical	4.8%
Total Long-Term Investments	98.8%
Securities Lending Collateral	23.8%
Total Investments	122.6%
Other Assets & Liabilities, net	-22.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
AP Moeller - Maersk A/S — Class B	18.0%
Nippon Yusen K.K.	7.7%
Kawasaki Kisen Kaisha Ltd.	6.0%
COSCO Pacific Ltd.	4.8%
Nordic American Tankers Ltd.	4.7%
Matson, Inc.	4.3%
Teekay Offshore Partners, LP	3.9%
Ship Finance International Ltd.	3.8%
Teekay LNG Partners, LP	3.6%
Golar LNG Partners, LP	3.4%
Top Ten Total	60.2%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/16.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2016
SEA Guggenheim Shipping ETF (continued)
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited)	May 31, 2016
All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund's gross income and reduce the investment return of the Fund.
A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning November 30, 2015 and ending May 31, 2016.
The following tables illustrate a Fund's costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading "Expenses Paid During Period."
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund's cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund's expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

	Expense Ratio[1]	Fund Return	Beginning account value November 30, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Canadian Energy Income ETF	0.69%	10.54%	$1,000.00	$1,105.38	$3.63
Guggenheim China Real Estate ETF	0.70%	-3.21%	1,000.00	967.95	3.44
Guggenheim China Small Cap ETF	0.75%	-9.63%	1,000.00	903.67	3.57
Guggenheim Frontier Markets ETF	0.70%	5.46%	1,000.00	1,054.64	3.60
Guggenheim International Multi-Asset Income ETF	0.70%	-0.37%	1,000.00	996.27	3.49
Guggenheim MSCI Global Timber ETF	0.60%	-5.67%	1,000.00	943.29	2.91
Guggenheim Shipping ETF	0.65%	-16.27%	1,000.00	837.34	2.99

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 27

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited) continued	May 31, 2016

	Expense Ratio[1]	Fund Return	Beginning account value November 30, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Canadian Energy Income ETF	0.69%	5.00%	$1,000.00	$1,021.55	$3.49
Guggenheim China Real Estate ETF	0.70%	5.00%	1,000.00	1,021.50	3.54
Guggenheim China Small Cap ETF	0.75%	5.00%	1,000.00	1,021.25	3.79
Guggenheim Frontier Markets ETF	0.70%	5.00%	1,000.00	1,021.50	3.54
Guggenheim International Multi-Asset Income ETF	0.70%	5.00%	1,000.00	1,021.50	3.54
Guggenheim MSCI Global Timber ETF	0.60%	5.00%	1,000.00	1,021.88	3.02
Guggenheim Shipping ETF	0.65%	5.00%	1,000.00	1,021.75	3.29

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period November 30, 2015 to May 31, 2016.

28 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2016

ENY Guggenheim Canadian Energy Income ETF

	Shares	Value
COMMON STOCKS† - 99.2%
Canada - 99.2%
Crescent Point Energy Corp.	99,654	$1,691,247
Peyto Exploration & Development Corp.	59,887	1,573,974
Pembina Pipeline Corp.[1]	52,070	1,531,329
ARC Resources Ltd.[1]	92,720	1,528,912
TransCanada Corp.	36,650	1,522,484
Vermilion Energy, Inc.[1]	44,645	1,480,886
Canadian Natural Resources Ltd.	49,453	1,473,269
Suncor Energy, Inc.	50,901	1,409,399
Inter Pipeline Ltd.[1]	68,935	1,404,417
PrairieSky Royalty Ltd.[1]	71,508	1,387,412
Enbridge, Inc.	34,188	1,366,370
Keyera Corp.	45,082	1,348,221
Cameco Corp.	111,229	1,299,273
AltaGas Ltd.[1]	53,512	1,239,927
Veresen, Inc.[1]	137,021	1,074,716
Whitecap Resources, Inc.	137,512	1,065,952
Enbridge Income Fund Holdings, Inc.[1]	35,159	833,753
Parkland Fuel Corp.	43,131	764,626
ShawCor Ltd.	29,610	712,351
Gibson Energy, Inc.	57,843	679,205
Enerplus Corp.	94,706	517,658
Mullen Group Ltd.[1]	41,938	461,026
Pason Systems, Inc.	32,565	448,108
Secure Energy Services, Inc.	55,552	394,525
TORC Oil & Gas Ltd.	52,796	329,344
Ensign Energy Services, Inc.	56,770	311,604
Freehold Royalties Ltd.[1]	34,893	309,158
Enerflex Ltd.[1]	36,294	301,595
Bonterra Energy Corp.	11,705	235,066
Bonavista Energy Corp.	91,074	229,060
Surge Energy, Inc.[1]	101,324	195,196
Total Canada		29,120,063
Total Common Stocks
(Cost $35,237,485)		29,120,063

SECURITIES LENDING COLLATERAL†,2 - 33.5%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3026%	9,850,194	9,850,194
Total Securities Lending Collateral
(Cost $9,850,194)		9,850,194
Total Investments - 132.7%
(Cost $45,087,679)		$38,970,257
Other Assets & Liabilities, net - (32.7)%		(9,595,795)
Total Net Assets - 100.0%		$29,374,462

†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

Country Diversification
% of Long-Term
Country	Investments
Canada	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Canadian Dollar	100.0%
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$29,120,063	$—	$—	$29,120,063
Securities Lending Collateral	9,850,194	—	—	9,850,194
Total	$38,970,257	$—	$—	$38,970,257
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended May 31, 2016, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2016
TAO            Guggenheim China Real Estate ETF

	Shares	Value
COMMON STOCKS† - 99.6%
Financial - 86.3%
Link REIT	111,136	$683,141
Sino Land Company Ltd.	433,474	664,036
Sun Hung Kai Properties Ltd.	55,195	649,423
Cheung Kong Property Holdings Ltd.	101,500	635,669
China Overseas Land & Investment Ltd.	200,992	604,155
China Resources Land Ltd.	242,513	580,047
Hongkong Land Holdings Ltd.	95,400	576,216
Henderson Land Development Company Ltd.	91,620	556,102
New World Development Company Ltd.	487,648	460,771
Dalian Wanda Commercial Properties Company Ltd. —
Class H1	64,078	406,254
Hang Lung Properties Ltd.	194,934	372,395
Wheelock & Company Ltd.	74,149	334,084
Country Garden Holdings Company Ltd.	735,559	294,483
Evergrande Real Estate Group Ltd.	436,822	292,409
China Vanke Company Ltd. — Class H	119,991	286,070
Swire Properties Ltd.	96,196	263,147
Hysan Development Company Ltd. — Class A	57,495	247,946
Hang Lung Group Ltd.	79,415	222,354
Fullshare Holdings Ltd.	498,947	186,267
Longfor Properties Company Ltd.	111,631	150,889
Shimao Property Holdings Ltd.	110,797	140,348
Kerry Properties Ltd.	56,131	140,325
Fortune Real Estate Investment Trust	123,536	137,083
Sino-Ocean Land Holdings Ltd.	308,152	124,956
Guangzhou R&F Properties Company Ltd. — Class H	92,308	122,631
Shenzhen Investment Ltd.	262,113	105,950
Champion REIT	200,224	104,904
China Jinmao Holdings Group Ltd.	358,713	103,438
Sunac China Holdings Ltd.	164,122	102,046
Chinese Estates Holdings Ltd.	42,886	98,380
Great Eagle Holdings Ltd.	22,799	93,184
Shui On Land Ltd.	314,758	79,417
KWG Property Holding Ltd.	122,847	77,173
SOHO China Ltd.	170,719	74,941
Yuexiu Property Company Ltd.	565,617	72,084
Agile Property Holdings Ltd.	131,470	64,820
CIFI Holdings Group Company Ltd.	250,000	58,894
China South City Holdings Ltd.	291,549	55,171
Renhe Commercial Holdings Company Ltd.*,2	1,763,929	52,908
Yuexiu Real Estate Investment Trust	95,335	52,158
Sunlight Real Estate Investment Trust	94,044	51,089
Hopson Development Holdings Ltd.	57,031	50,364
K Wah International Holdings Ltd.	103,225	50,362
Joy City Property Ltd.	362,000	49,397
Poly Property Group Company Ltd.[2]	177,177	46,301
E-House China Holdings Ltd. ADR*,2	6,769	43,592
Yanlord Land Group Ltd.	48,063	42,591
Greentown China Holdings Ltd.*	57,073	40,041
Tian An China Investment Company Ltd.	70,427	36,355
China Overseas Grand Oceans Group Ltd.	80,416	24,638
Glorious Property Holdings Ltd.*	227,300	21,360
Total Financial		10,782,759

Diversified - 12.2%
Wharf Holdings Ltd.	121,306	656,645
Swire Pacific Ltd. — Class A	55,394	597,570
Swire Pacific Ltd. — Class B	90,185	174,608
Goldin Properties Holdings Ltd.*,2	117,506	52,187
Carnival Group International Holdings Ltd.*	347,945	46,583
Total Diversified		1,527,593

Consumer, Cyclical - 1.1%
Red Star Macalline Group Corporation Ltd. — Class H1	96,878	109,622
China New City Commercial Development Ltd.*	42,047	23,762
Total Consumer, Cyclical		133,384
Total Common Stocks
(Cost $16,253,221)		12,443,736

SECURITIES LENDING COLLATERAL†,3 - 1.2%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3261%	144,638	144,638
Total Securities Lending Collateral
(Cost $144,638)		144,638
Total Investments - 100.8%
(Cost $16,397,859)		$12,588,374
Other Assets & Liabilities, net - (0.8)%		(98,476)
Total Net Assets - 100.0%		$12,489,898

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1
Security is a 144A or Section 4(a)(2) security. The total market value of  144A or Section 4(a)(2) securities is $515,876 (cost $491,567), or 4.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

2	All or portion of this security is on loan at May 31, 2016 — See Note 2.
3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.

See notes to financial statements.
30 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
TAO Guggenheim China Real Estate ETF continued

Country Diversification
% of Long-Term
Country	Investments
China	98.6%
Singapore	1.4%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Hong Kong Dollar	94.7%
United States Dollar	5.0%
Singapore Dollar	0.3%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$12,443,736	$—	$—	$12,443,736
Securities Lending Collateral	144,638	—	—	144,638
Total	$12,588,374	$—	$—	$12,588,374

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of May 31, 2016 compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 2 to Level 1	$635,669
The transfer from Level 2 to Level 1 is the result of a security resuming trading on the principal exchange on which it trades.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HAO Guggenheim China Small Cap ETF
	Shares	Value
COMMON STOCKS† - 99.3%
Consumer, Cyclical - 18.7%
Qunar Cayman Islands Ltd. ADR*,1	31,107	$1,010,355
Minth Group Ltd.	337,064	991,474
Xinyi Glass Holdings Ltd.	1,280,334	891,667
Intime Retail Group Company Ltd.[1]	863,724	783,874
Shanghai Pharmaceuticals Holding Company Ltd. — Class H	354,114	764,922
Air China Ltd. — Class H	967,563	640,214
Red Star Macalline Group Corporation Ltd. — Class H*,2	540,261	611,329
Fuyao Glass Industry Group Company Ltd. — Class H*,2	258,021	601,861
Skyworth Digital Holdings Ltd.	996,323	601,527
Weichai Power Company Ltd. — Class H1	491,041	573,966
China Southern Airlines Company Ltd. — Class H	897,030	526,568
China Lodging Group Ltd. ADR[1]	14,360	486,947
China Eastern Airlines Corporation Ltd. — Class H*,1	900,957	481,321
Imperial Pacific International Holdings Ltd.*	22,883,034	433,025
BAIC Motor Corporation Ltd. — Class H2	547,384	383,330
Digital China Holdings Ltd.	464,595	382,769
China Travel International Investment Hong Kong Ltd.	1,203,483	354,779
Li Ning Company Ltd.*	803,334	322,652
Pou Sheng International Holdings Ltd.*,1	1,057,001	296,629
China Jicheng Holdings Ltd.*,2	9,551,010	288,935
China Dongxiang Group Company Ltd.[1]	1,687,489	286,746
Baoxin Auto Group Ltd.[1]	442,583	280,882
Golden Eagle Retail Group Ltd.	248,014	266,910
BEP International Holdings Ltd.	4,168,625	246,850
Shanghai Jin Jiang International Hotels Group Co.
Ltd. — Class H1	624,469	237,950
Xtep International Holdings Ltd.	449,147	237,636
Cosmo Lady China Holdings Company Ltd.[1,2]	317,193	227,845
China Harmony New Energy Auto Holding Ltd.	384,084	225,462
C.banner International Holdings Ltd.*	517,489	217,171
Xinhua Winshare Publishing and Media Company
Ltd. — Class H*	220,665	213,332
500.com Ltd. ADR*,1	11,874	205,776
Yestar International Holdings Company Ltd.	442,906	189,292
Dah Chong Hong Holdings Ltd.[1]	409,599	181,912
Haichang Ocean Park Holdings Ltd.*,2	815,633	180,595
NewOcean Energy Holdings Ltd.	503,100	178,102
Neo Telemedia Ltd.*	3,202,222	177,257
Zhongsheng Group Holdings Ltd.	315,305	169,258
Weiqiao Textile Co. — Class H	209,642	159,765
China ZhengTong Auto Services Holdings Ltd.	426,490	155,374
Sinotruk Hong Kong Ltd.	335,836	151,313
TCL Multimedia Technology Holdings Ltd.*	257,322	149,064
China Lilang Ltd.	238,387	140,243
China New City Commercial Development Ltd.*	243,053	137,356
Jinmao Investments and Jinmao China Investments
Holdings Ltd.	241,546	133,706
361 Degrees International Ltd.	406,735	129,851
Ajisen China Holdings Ltd.	305,447	128,971
China Yongda Automobiles Services Holdings Ltd.	261,548	125,586
Qingling Motors Company Ltd. — Class H	377,940	124,064
Cabbeen Fashion Ltd.	334,216	119,176
Kandi Technologies Group, Inc.*,1	16,596	115,674
Bosideng International Holdings Ltd.	1,459,648	114,620
Hengdeli Holdings Ltd.*	1,167,004	103,658
Jumei International Holding Ltd. ADR*,1	18,926	97,658
Hisense Kelon Electrical Holdings Company Ltd. — Class H*	201,825	91,973
China Animation Characters Company Ltd.*	221,744	91,059
Welling Holding Ltd.	439,641	74,706
Springland International Holdings Ltd.	499,515	64,946
Xinchen China Power Holdings Ltd.*	447,867	59,960
Parkson Retail Group Ltd.	637,296	59,889
Universal Health International Group Holding Ltd.	483,091	35,448
Total Consumer, Cyclical		17,715,180

Financial - 18.1%
Fullshare Holdings Ltd.	2,854,852	1,065,770
China Everbright Ltd.	442,665	850,211
Far East Horizon Ltd.	1,101,918	835,501
Guangzhou R&F Properties Company Ltd. — Class H	515,414	684,728
Chongqing Rural Commercial Bank Company Ltd. — Class H	1,275,050	653,270
Shenzhen Investment Ltd.	1,463,212	591,452
China Jinmao Holdings Group Ltd.	2,002,129	577,328
Sunac China Holdings Ltd.	912,265	567,219
Shanghai Industrial Holdings Ltd.	235,680	531,544
Credit China Holdings Ltd.*	1,289,067	512,763
Shui On Land Ltd.	1,752,434	442,161
KWG Property Holding Ltd.	684,393	429,940
Shengjing Bank Company Ltd. — Class H2	361,215	419,890
SOHO China Ltd.	950,877	417,408
Harbin Bank Company Ltd. — Class H2	1,534,373	402,943
Yuexiu Property Company Ltd.	3,152,183	401,725
Guotai Junan International Holdings Ltd.[1]	1,235,704	394,501
Agile Property Holdings Ltd.	739,728	364,715
CIFI Holdings Group Company Ltd.	1,389,705	327,383
China South City Holdings Ltd.	1,631,118	308,663
Noah Holdings Ltd. ADR*,1	11,708	296,681
Renhe Commercial Holdings Company Ltd.*,1	9,826,453	294,737
Zall Development Group Ltd.	824,667	287,694

See notes to financial statements.
32 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.3% (continued)
Financial - 18.1% (continued)
Hopson Development Holdings Ltd.*	316,043	$279,095
Joy City Property Ltd.	2,021,775	275,881
Poly Property Group Company Ltd.[1]	988,764	258,387
Bank of Chongqing Company Ltd. — Class H	327,314	247,335
E-House China Holdings Ltd. ADR*,1	37,664	242,556
Yanlord Land Group Ltd.	267,278	236,847
Central China Securities Company Ltd. — Class H	520,121	224,971
Greentown China Holdings Ltd.*	319,842	224,396
Logan Property Holdings Company Ltd.	646,748	217,299
Yida China Holdings Ltd.	496,261	199,318
Huishang Bank Corporation Ltd. — Class H	400,000	181,253
Yuzhou Properties Company Ltd.*	621,704	179,273
Sunshine 100 China Holdings Ltd.*,2	396,141	178,484
Beijing Enterprises Medical & Health Group Ltd.*	2,478,864	172,318
China Financial International Investments Ltd.*,††	2,267,447	172,215
China SCE Property Holdings Ltd.	731,589	161,986
Redco Properties Group Ltd.[2]	215,294	150,215
Beijing Capital Land Ltd. — Class H	431,436	145,512
China Aoyuan Property Group Ltd.	734,205	141,772
China Overseas Grand Oceans Group Ltd.	450,773	138,108
Guorui Properties Ltd.	359,579	137,478
Shanghai Industrial Urban Development Group Ltd.[1]	706,358	136,395
CNinsure, Inc. ADR*,1	19,166	132,245
Glorious Property Holdings Ltd.*	1,259,023	118,315
China Overseas Property Holdings Ltd.*	710,000	104,195
Mingfa Group International Company Ltd.*,†††,3	563,025	102,920
Colour Life Services Group Company Ltd.	137,338	100,774
National Agricultural Holdings Ltd.*	500,352	99,192
Future Land Development Holdings Ltd.	797,332	98,536
Ping An Securities Group Holdings Ltd.*	6,566,272	87,064
Fantasia Holdings Group Company Ltd.	724,814	86,774
Hydoo International Holding Ltd.	670,445	83,718
Wuzhou International Holdings Ltd.*	773,940	79,704
Wanda Hotel Development Company Ltd.*,1	692,887	66,897
Jun Yang Financial Holdings Ltd.*	1,113,019	37,969
Total Financial		17,157,624

Consumer, Non-cyclical - 16.9%
TAL Education Group ADR*	23,029	1,230,209
China Huishan Dairy Holdings Company Ltd.[1]	2,463,610	970,455
Jiangsu Expressway Company Ltd. — Class H	614,589	841,801
Shenzhen International Holdings Ltd.	540,007	820,283
Zhejiang Expressway Company Ltd. — Class H	731,330	685,373
Tsingtao Brewery Company Ltd. — Class H	169,582	610,160
Uni-President China Holdings Ltd.	655,294	595,557
Shandong Weigao Group Medical Polymer Company
Ltd. — Class H	952,000	546,581
Luye Pharma Group Ltd.*,1	843,536	521,228
Shanghai Fosun Pharmaceutical Group Company
Ltd. — Class H	189,658	493,179
Tong Ren Tang Technologies Company Ltd. — Class H	301,210	490,115
Universal Medical Financial & Technical Advisory
Services Company Ltd.*,2	540,365	382,589
China Agri-Industries Holdings Ltd.*,1	1,119,436	374,676
CP Pokphand Company Ltd.	3,304,555	357,334
Fu Shou Yuan International Group Ltd.	486,192	348,614
SSY Group Ltd.	991,747	324,278
Shenzhen Expressway Company Ltd. — Class H	357,905	307,310
China Modern Dairy Holdings Ltd.[1]	1,453,955	263,908
Goodbaby International Holdings Ltd.	427,935	258,916
Biostime International Holdings Ltd.*	83,061	253,947
Phoenix Healthcare Group Company Ltd.	177,830	251,356
Tibet Water Resources Ltd.[1]	741,860	239,705
Guangzhou Baiyunshan Pharmaceutical Holdings
Company Ltd. — Class H	104,190	236,328
Vinda International Holdings Ltd.	132,158	233,756
Hua Han Health Industry Holdings Ltd.	2,367,911	225,569
China Shengmu Organic Milk Ltd.*,2	1,033,199	222,118
Qingdao Port International Company Ltd. — Class H2	435,267	214,603
Yuexiu Transport Infrastructure Ltd.[1]	330,665	213,685
Livzon Pharmaceutical Group, Inc. — Class H	43,722	199,807
Dalian Port PDA Company Ltd. — Class H	441,790	184,834
Lifetech Scientific Corp.*	1,007,041	181,492
Anhui Expressway Company Ltd. — Class H	231,845	176,089
Shandong Luoxin Pharmaceutical Group Stock
Company Ltd. — Class H	85,442	156,626
China Shineway Pharmaceutical Group Ltd.	143,999	153,302
Dawnrays Pharmaceutical Holdings Ltd.	190,750	151,507
Sichuan Expressway Company Ltd. — Class H	429,427	145,940
Consun Pharmaceutical Group Ltd.	282,797	145,619
Sinovac Biotech Ltd*,1	24,511	144,125
China Foods Ltd.*	369,290	132,158
United Laboratories International Holdings Ltd.*	309,630	126,751
Golden Meditech Holdings Ltd.	988,940	126,033
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical
Company Ltd. — Class H	127,054	115,144
Microport Scientific Corp.*	220,557	110,731
China Yurun Food Group Ltd.*	706,751	109,176
China Distance Education Holdings Ltd. ADR	10,065	108,199
PW Medtech Group Ltd.*	369,197	97,906

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HAO Guggenheim China Small Cap ETF continued
	Shares	Value
COMMON STOCKS† - 99.3% (continued)
Consumer, Non-cyclical - 16.9% (continued)
Xiamen International Port Company Ltd. — Class H	499,142	$97,025
Yashili International Holdings Ltd.	435,491	96,425
Poly Culture Group Corporation Ltd. — Class H	40,593	95,314
China Beidahuang Industry Group Holdings Ltd. — Class A*	1,724,000	90,992
Shanghai Haohai Biological Technology Company
Ltd. — Class H*,2	18,288	90,991
Harmonicare Medical Holdings Ltd.*,2	127,979	86,493
YuanShengTai Dairy Farm Ltd.*	1,393,784	82,535
Changshouhua Food Company Ltd.	151,737	66,022
China Huiyuan Juice Group Ltd.*	152,688	63,095
Shenguan Holdings Group Ltd.	562,304	53,566
China Pioneer Pharma Holdings Ltd.	211,655	48,771
Hang Fat Ginseng Holdings Company Ltd.	3,230,000	25,364
Newtree Group Holdings Ltd.*	365,608	13,414
Anxin-China Holdings Ltd.*,†††,3	2,827,938	—
China Animal Healthcare Ltd.*,†††,3	863,000	—
Total Consumer, Non-cyclical		15,989,079

Industrial - 16.1%
Sunny Optical Technology Group Company Ltd.	345,670	1,194,781
Beijing Capital International Airport Company Ltd. — Class H	728,319	784,747
AviChina Industry & Technology Company Ltd. — Class H	1,055,078	741,583
Tech Pro Technology Development Ltd.*,1	2,553,748	736,391
Shanghai Electric Group Company Ltd. — Class H*,1	1,439,047	618,734
Lee & Man Paper Manufacturing Ltd.	856,636	566,815
China Railway Signal & Communication Corporation
Ltd. — Class H2	906,776	563,806
Haitian International Holdings Ltd.	322,984	518,893
Sinotrans Ltd. — Class H	1,086,790	468,676
Metallurgical Corporation of China Ltd. — Class H	1,489,425	421,817
China High Speed Transmission Equipment Group Co. Ltd.*	522,953	401,228
Xinjiang Goldwind Science & Technology Company
Ltd. — Class H1	253,586	393,691
Hollysys Automation Technologies Ltd.*,1	23,031	391,297
BBMG Corp. — Class H	1,187,166	375,948
CT Environmental Group Ltd.[1]	1,343,989	363,326
SITC International Holdings Company Ltd.	625,197	358,950
Guangshen Railway Company Ltd. — Class H	729,941	353,312
China Zhongwang Holdings Ltd.[1]	719,294	337,972
China International Marine Containers Group Co.
Ltd. — Class H	235,608	298,144
Beijing Enterprises Clean Energy Group Ltd.*	11,252,559	291,159
China Resources Cement Holdings Ltd.	886,640	291,052
Tianneng Power International Ltd.	373,864	275,772
China Machinery Engineering Corp. — Class H	419,233	269,301
West China Cement Ltd.*,1	1,271,307	266,760
China Lesso Group Holdings Ltd.	503,956	264,689
Greatview Aseptic Packaging Company Ltd.	508,235	256,468
SIIC Environment Holdings Ltd.*	457,080	225,760
China Water Affairs Group Ltd.	429,641	223,444
Zoomlion Heavy Industry Science and Technology
Company Ltd. — Class H1	655,703	211,023
Chaowei Power Holdings Ltd.[1]	314,709	205,400
Dongjiang Environmental Company Ltd. — Class H	101,510	165,695
Jiangnan Group Ltd.	931,626	154,708
Qinhuangdao Port Company Ltd. — Class H	398,990	146,383
Lonking Holdings Ltd.	951,582	139,648
Hi Sun Technology China Ltd.*	915,710	135,562
Wasion Group Holdings Ltd.[1]	258,648	133,517
Dongfang Electric Corporation Ltd. — Class H	171,597	130,109
China Ocean Industry Group Ltd.*	5,660,390	127,517
Harbin Electric Company Ltd. — Class H	341,187	126,054
AVIC International Holding HK Ltd.*	1,622,006	121,105
China Aerospace International Holdings Ltd.	961,802	118,861
China National Materials Company Ltd. — Class H	543,119	111,167
Tianjin Port Development Holdings Ltd.	775,450	109,807
First Tractor Company Ltd. — Class H	206,490	105,529
Sinotrans Shipping Ltd.*	644,832	104,592
Kangda International Environmental Company Ltd.*,2	490,144	104,109
CPMC Holdings Ltd.	203,878	92,121
Tianjin Capital Environmental Protection Group
Company Ltd. — Class H	174,000	91,837
Sany Heavy Equipment International Holdings
Company Ltd.*	462,858	89,376
China Singyes Solar Technologies Holdings Ltd.	224,571	76,320
EVA Precision Industrial Holdings Ltd.	602,923	71,406
Ozner Water International Holding Ltd.*,1,2	437,059	70,329
Boer Power Holdings Ltd.	129,496	56,178
China Huarong Energy Company Ltd.*	471,832	28,851
China Shanshui Cement Group Ltd.*,†††,3	2,598,948	—
Total Industrial		15,281,720

Communications - 7.9%
SouFun Holdings Ltd. ADR*,1	132,649	720,285
China Communications Services Corp. Ltd. — Class H	1,215,786	571,258
58.com, Inc. ADR*	10,028	542,013
Autohome, Inc. ADR*	21,352	529,316
21Vianet Group, Inc. ADR*,1	34,944	507,387
ZTE Corp. — Class H	385,761	506,526
Weibo Corp ADR*,1	16,114	428,471
Bitauto Holdings Ltd. ADR*	18,330	371,916
51job, Inc. ADR*,1	11,422	354,196
Huayi Tencent Entertainment Company Ltd.	3,208,998	322,216

See notes to financial statements.
34 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HAO Guggenheim China Small Cap ETF continued
	Shares	Value
COMMON STOCKS† - 99.3% (continued)
Communications - 7.9% (continued)
Tuniu Corp ADR*,1	34,793	$321,661
Coolpad Group Ltd.*	1,567,538	308,739
Cogobuy Group*,1,2	179,871	296,383
CITIC Telecom International Holdings Ltd.	705,755	284,368
China All Access Holdings Ltd.	597,953	185,510
E-Commerce China Dangdang, Inc. — Class A ADR*,1	27,644	173,328
BYD Electronic International Company Ltd.*	309,659	170,213
TCL Communication Technology Holdings Ltd.	243,719	164,400
Millennium Pacific Group Holdings Ltd.*	859,686	159,362
Renren, Inc. ADR*,1	50,277	112,118
China Electronics Corporation Holdings Company Ltd.	426,343	111,413
Wisdom Sports Group*	314,230	108,004
Comba Telecom Systems Holdings Ltd.	649,083	105,282
V1 Group Ltd.	1,482,429	80,150
Phoenix New Media Ltd. ADR*,1	15,895	63,421
Total Communications		7,497,936

Basic Materials - 7.5%
Sinopec Shanghai Petrochemical Company Ltd. — Class H	1,779,605	870,541
Zijin Mining Group Company Ltd. — Class H1	2,929,576	844,763
Kingboard Chemical Holdings Ltd.	326,684	672,869
Nine Dragons Paper Holdings Ltd.	853,027	617,137
Aluminum Corporation of China Ltd. — Class H*,1	1,999,627	604,922
China Hongqiao Group Ltd.1	773,758	554,808
Huabao International Holdings Ltd.*	1,008,661	390,835
China Molybdenum Co. Ltd. — Class H*	1,828,887	357,860
Zhaojin Mining Industry Company Ltd. — Class H	445,225	354,201
Angang Steel Company Ltd. — Class H1	554,155	226,138
Kingboard Laminates Holdings Ltd.	396,946	209,507
China BlueChemical Ltd. — Class H	902,575	199,845
Yingde Gases Group Company Ltd.	542,438	182,951
Fufeng Group Ltd.[1]	593,743	168,153
Maanshan Iron & Steel Company Ltd. — Class H*,1	881,883	166,882
MMG Ltd.*,1	695,568	150,429
Sinofert Holdings Ltd.	888,484	112,088
China Precious Metal Resources Holdings Company Ltd.*	3,824,857	102,907
North Mining Shares Company Ltd. — Class C*,1	7,112,862	95,227
Xingda International Holdings Ltd.	460,175	93,597
Dongyue Group Ltd.†††,3	631,769	83,768
Shougang Concord International Enterprises
Company Ltd.*	2,176,763	59,406
China Hanking Holdings Ltd.*	311,666	32,498
Total Basic Materials		7,151,332

Technology - 5.0%
TravelSky Technology Ltd. — Class H1	473,867	897,939
Kingsoft Corporation Ltd.[1]	379,520	725,021
NetDragon Websoft, Inc.[1]	122,288	393,556
Chinasoft International Ltd.*,1	946,412	364,279
Kingdee International Software Group Company Ltd.*,1	941,448	322,374
AGTech Holdings Ltd.*,1	1,138,492	269,668
Tian Ge Interactive Holdings Ltd.[1,2]	303,038	225,870
Shunfeng International Clean Energy Ltd.*	1,459,398	223,564
HNA International Investment Holdings Ltd.*	3,725,525	215,815
Leyou Technologies Holdings Ltd.*	1,469,078	202,354
Momo, Inc. ADR*,1	15,695	200,582
Ju Teng International Holdings Ltd.	424,460	183,048
NQ Mobile, Inc. — Class A ADR*,1	37,832	161,543
Hua Hong Semiconductor Ltd.[2]	166,818	155,906
Changyou.com Ltd. ADR*	5,750	110,803
Boyaa Interactive International Ltd.*	262,765	93,021
Total Technology		4,745,343

Energy - 4.7%
Xinyi Solar Holdings Ltd.[1]	2,093,548	848,938
Sinopec Engineering Group Company Ltd. — Class H	609,059	534,720
Yanzhou Coal Mining Company Ltd. — Class H1	908,632	488,930
Trina Solar Ltd. ADR*,1	44,444	356,885
Beijing Jingneng Clean Energy Co. Ltd. — Class H	1,028,225	322,969
Shougang Fushan Resources Group Ltd.	2,017,244	314,214
Sinopec Kantons Holdings Ltd.[1]	504,512	251,991
JinkoSolar Holding Company Ltd. ADR*,1	10,731	233,292
Sinopec Oilfield Service Corp. — Class H*	1,069,393	199,613
AAG Energy Holdings Ltd.*,2	1,419,866	199,231
JA Solar Holdings Company Ltd. ADR*,1	21,280	169,602
CIMC Enric Holdings Ltd.	286,965	143,701
China Tian Lun Gas Holdings Ltd.*	193,197	140,766
United Energy Group Ltd.*	1,858,566	105,272
Concord New Energy Group Ltd.	1,769,430	96,807
China Suntien Green Energy Corporation Ltd. — Class H	863,569	88,934
Total Energy		4,495,865

Utilities - 3.2%
China Power International Development Ltd.	1,644,981	694,572
Huaneng Renewables Corporation Ltd. — Class H	1,964,506	596,826
Huadian Power International Corporation Ltd. — Class H	826,684	438,449
Datang International Power Generation Company
Ltd. — Class H	1,453,840	389,280
Huadian Fuxin Energy Corporation Ltd. — Class H	1,303,056	286,841
China Oil & Gas Group Ltd.*	2,349,776	166,369

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.3% (continued)
Utilities - 3.2% (continued)
China Power New Energy Development Company Ltd.	242,783	$143,767
China Datang Corporation Renewable Power Company
Ltd. — Class H*	1,151,039	121,503
Yunnan Water Investment Company Ltd. — Class H*	184,686	106,986
Tianjin Development Holdings Ltd.	201,736	93,491
Total Utilities		3,038,084

Diversified - 1.2%
Legend Holdings Corp. — Class H*,2	181,212	435,758
Carnival Group International Holdings Ltd.*	1,929,845	258,368
C C Land Holdings Ltd.	645,309	172,788
China Chengtong Development Group Ltd.*	1,441,012	116,867
CITIC Resources Holdings Ltd.*	1,356,014	115,210
Beijing Development HK Ltd.*	381,738	74,204
Total Diversified		1,173,195
Total Common Stocks
(Cost $133,057,326)		94,245,358

SECURITIES LENDING COLLATERAL†,4 - 13.3%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3026%	12,639,954	12,639,954
Total Securities Lending Collateral
(Cost $12,639,954)		12,639,954
Total Investments - 112.6%
(Cost $145,697,280)		$106,885,312
Other Assets & Liabilities, net - (12.6)%		(12,006,179)
Total Net Assets - 100.0%		$94,879,133

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2016 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $6,493,613 (cost $7,733,420), or 6.8% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Security was fair valued by the Valuation Committee at May 31, 2016. The total market value of fair valued securities amounts to $186,688, (cost $3,766,694) or 0.2% of total net assets.
4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
See Sector Classification in Supplemental Information Section.

Country Diversification
% of Long-Term
Country	Investments
China	99.3%
Singapore	0.5%
Australia	0.2%
Macau	0.0%*
Total Long-Term Investments	100.0%
* Less than 0.1%

Currency Denomination
% of Long-Term
Currency	Investments
Hong Kong Dollar	89.1%
United States Dollar	10.4%
Singapore Dollar	0.5%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$93,886,455	$172,215	$186,688	$94,245,358
Securities Lending
Collateral	12,639,954	—	—	12,639,954
Total	$106,526,409	$172,215	$186,688	$106,885,312

See notes to financial statements.
36 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HAO Guggenheim China Small Cap ETF continued
The following is a summary of significant unobservable inputs used in the, fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending
	Balance	Valuation	Unobservable
Category	at 5/31/2016	Technique	Inputs
Common Stocks	$186,688	Last trade with adjustment	25% Discount
A significant change in the unobservable input would have the following impact to the Level 3 valuation.

Unobservable	Impact to value	Impact to value
Input	if Input Increases	if Input Decreases
Discount Rate	Decrease	Increase
Any remaining level 3 securities held by the Fund and excluded from the table above were not considered material to the Fund.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of May 31, 2016, compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 1 to Level 2	$172,215
Transfer from Level 1 to Level 3	186,688
The transfer from Level 1 to Level 2 is due to lack of an active market. The transfer from Level 1 to Level 3 is the result of securities being halted on the principal exchange on which they trade.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2016:

Level 3 – Fair value measurement using significant unobservable inputs
Beginning Balance	$1,971,216
Realized Gain/Loss	(591,745)
Change in Unrealized Gain/Loss	(1,452,241)
Purchases	150,955
Sales	(78,185)
Transfers In	186,688
Transfers Out	—
Ending Balance	$186,688

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2016
FRN Guggenheim Frontier Markets ETF

	Shares	Value
COMMON STOCKS† - 92.4%
Kuwait - 13.7%
National Bank of Kuwait SAKP	753,490	$1,570,289
Kuwait Finance House KSCP	751,695	1,156,263
Mobile Telecommunications Company KSC	756,426	863,271
Mabanee Company SAK	125,324	327,509
Agility Public Warehousing Company KSC	205,713	319,832
Kuwait Food Company Americana SAK††	38,827	300,546
Kuwait Projects Company Holding KSCP	159,573	269,210
Boubyan Bank KSCP	190,105	251,545
Warba Bank KSCP*	201,946	116,238
Mezzan Holding Company KSCC	33,713	115,983
VIVA Kuwait Telecom Co.*	36,540	112,412
National Gulf Holdings*,†††,1	51,616	—
Total Kuwait		5,403,098

Nigeria - 12.5%
Guaranty Trust Bank plc	19,270,567	1,890,751
Nigerian Breweries plc	2,388,189	1,619,722
Zenith Bank plc	18,707,222	1,407,858
Total Nigeria		4,918,331

Argentina - 10.2%
YPF S.A. ADR	70,569	1,475,597
Grupo Financiero Galicia S.A. ADR[1]	33,591	954,320
Pampa Energia SA ADR*,2	23,776	558,023
Banco Macro S.A. ADR	7,073	442,063
BBVA Banco Frances S.A. ADR[2]	17,922	339,443
Arcos Dorados Holdings, Inc. — Class A*	54,468	237,480
Total Argentina		4,006,926

Pakistan - 9.9%
MCB Bank Ltd.	285,780	560,600
Habib Bank Ltd.	265,854	445,783
Lucky Cement Ltd.	78,145	443,024
Engro Corporation Ltd.	108,776	347,221
Hub Power Company Ltd.	314,586	345,302
Oil & Gas Development Company Ltd.	243,596	324,036
Fauji Fertilizer Company Ltd.	269,012	290,659
Pakistan State Oil Company Ltd.	75,913	271,534
Pakistan Petroleum Ltd.	186,123	264,896
United Bank Ltd.	87,824	141,834
DG Khan Cement Company Ltd.	82,714	140,754
Pakistan Oilfields Ltd.	41,086	135,109
National Bank of Pakistan	200,500	103,172
Fauji Cement Company Ltd.	256,000	93,535
Total Pakistan		3,907,459

Morocco - 9.4%
Attijariwafa Bank*	40,216	1,440,983
Maroc Telecom	92,280	1,161,052
Banque Centrale Populaire	34,887	806,811
Douja Promotion Groupe Addoha S.A.	73,694	291,214
Total Morocco		3,700,060

Kenya - 8.0%
Safaricom Ltd.	6,558,381	1,105,527
East African Breweries Ltd.	295,131	851,593
Equity Group Holdings Ltd.	1,648,631	645,721
KCB Group Ltd.	1,485,608	570,821
Total Kenya		3,173,662

Romania - 5.8%
Banca Transilvania	2,053,060	1,077,589
Societatea Nationala de Gaze Naturale ROMGAZ S.A.	75,709	446,812
BRD-Groupe Societe Generale S.A.	182,523	420,534
Electrica S.A.	115,520	347,287
Total Romania		2,292,222

Oman - 5.2%
Oman Telecommunications Company SAOG	216,073	897,966
Bank Muscat SAOG	772,064	782,091
Ooredoo	191,798	374,629
Total Oman		2,054,686

United States - 4.6%
MercadoLibre, Inc.	13,265	1,810,673

Vietnam - 3.2%
Hoa Phat Group JSC*	223,000	336,641
Vietnam Joint Stock Commercial Bank for Industry and Trade	365,000	290,174
Saigon Securities, Inc.*	247,000	237,182
Vingroup JSC*	85,000	199,308
Bao Viet Holdings*	74,000	198,303
Total Vietnam		1,261,608

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
FRN Guggenheim Frontier Markets ETF continued

	Shares	Value
COMMON STOCKS† - 92.4% (continued)
Panama - 2.8%
Copa Holdings S.A. — Class A2	21,640	$1,115,975

Kazakhstan - 2.5%
KazMunaiGas Exploration Production JSC GDR*	96,402	724,943
Halyk Savings Bank of Kazakhstan JSC GDR*,2	54,649	270,513
Total Kazakhstan		995,456

United Kingdom - 1.6%
KAZ Minerals plc*,2	172,569	362,696
Nostrum Oil & Gas plc	65,275	308,538
Total United Kingdom		671,234

Cyprus - 1.7%
Aroundtown Property Holdings plc*	129,097	655,349

Luxembourg - 1.2%
Adecoagro S.A.*	42,939	488,645

Togo - 0.1%
Ecobank Transnational, Inc.	457,614	37,520

Total Common Stocks
(Cost $40,318,859)		36,492,904

EXCHANGE-TRADED FUNDS† - 3.9%
VanEck Vectors Vietnam ETF[2]	106,601	1,535,054

Total Exchange-Traded Funds
(Cost $1,868,989)		1,535,054

RIGHTS - 0.1%††
Kuwait – 0.1%
National Bank of Kuwait RTS
Expires 06/30/16	48,976	37,263

Total Rights
(Cost $0)		37,263

SECURITIES LENDING COLLATERAL†,3 - 5.4%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3030%	2,137,669	2,137,669
Total Securities Lending Collateral
(Cost $2,137,669)		2,137,669
Total Investments - 101.8%
(Cost $44,325,517)		$40,202,890
Other Assets & Liabilities, net - (1.8)%		(722,309)
Total Net Assets - 100.0%		$39,480,581

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Security was fair valued by the Valuation Committee at May 31, 2016. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
2	All or portion of this security is on loan at May 31, 2016 — See Note 2.
3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company

Portfolio Breakdown	% of Net Assets
Financial	43.9%
Communications	16.0%
Energy	10.0%
Consumer, Non-cyclical	8.5%
Consumer, Cyclical	4.2%
Industrial	3.4%
Utilities	3.2%
Basic Materials	2.5%
Diversified	0.7%
Total Common Stocks	92.4%
Securities Lending Collateral	5.4%
Exchange-Traded Funds	3.9%
Rights	0.1%
Total Investments	101.8%
Other Assets & Liabilities	-1.8%
Net Assets	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	26.2%
Kuwaiti Dollar	14.3%
Nigerian Nairas	13.0%
Pakistani Rupee	10.3%
Morocco Dirhams	9.7%
Kenyan Shilling	8.3%
Romanian Lie	6.0%
Omani Rial	5.4%
Other	6.8%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2016
FRN Guggenheim Frontier Markets ETF continued
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs		Total
Assets
Common Stocks	$36,192,358	$300,546	$—		$36,492,904
Exchange-Traded
Funds	1,535,054	—	—	*	1,535,054
Rights	—	37,263	—		37,263
Securities Lending
Collateral	2,137,669	—	—		2,137,669
Total	$39,865,081	$337,809	$—		$40,202,890

*	Includes a security with a market value of $0.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of May 31, 2016, compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 1 to Level 2	$300,546
The transfer from Level 1 to Level 2 is due to lack of an active market.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2016:

Level 3 – Fair value measurement using significant unobservable inputs
Beginning Balance	$—
Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—	*
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation)
for investments in securities still held at May 31, 2016	$—

* Includes a security with a market value of $0.

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF
	Shares	Value
COMMON STOCKS† - 88.7%
United Kingdom - 11.3%
Aviva plc	29,589	$193,714
BHP Billiton plc	15,215	182,257
Man Group plc	87,476	167,937
Prudential plc	8,035	161,390
Rio Tinto plc	3,953	111,764
BT Group plc	16,993	109,519
Carnival plc	2,084	103,404
SSE plc	4,423	98,625
Compass Group plc	5,263	98,588
Royal Dutch Shell plc — Class A	3,876	93,508
Pearson plc	7,507	91,618
InterContinental Hotels Group plc	2,057	79,669
HSBC Holdings plc	12,238	79,274
Smith & Nephew plc	4,626	78,912
TalkTalk Telecom Group plc[1]	22,225	77,701
Rentokil Initial plc	28,353	74,323
ARM Holdings plc	2,382	34,219
Total United Kingdom		1,836,422

United States - 9.5%
Devon Energy Corp.	8,404	303,299
Murphy Oil Corp.[1]	9,635	297,818
Apache Corp.	4,190	239,416
Anadarko Petroleum Corp.	4,358	226,006
Noble Energy, Inc.	5,553	198,520
QEP Resources, Inc.	8,109	151,071
EOG Resources, Inc.	1,480	120,413
Total United States		1,536,543

Japan - 9.4%
Sumitomo Mitsui Financial Group, Inc.	5,700	185,897
Nomura Holdings, Inc.	35,800	155,073
Nissan Motor Company Ltd.	13,200	133,898
Toyota Motor Corp.	2,400	125,145
NSK Ltd.	10,800	95,920
Denso Corp.	2,400	94,546
Amada Holdings Company Ltd.	8,300	91,377
Tokio Marine Holdings, Inc.	2,500	86,538
Minebea Company Ltd.	9,200	73,746
Makita Corp.	1,100	71,214
Kirin Holdings Company Ltd.	3,900	65,548
Casio Computer Company Ltd.	3,600	55,994
FUJIFILM Holdings Corp.	1,300	52,771
Bridgestone Corp.	1,400	48,297
Nintendo Company Ltd.	300	44,498
Marui Group Company Ltd.	2,800	41,077
ANA Holdings, Inc.	14,000	40,887
Alps Electric Company Ltd.	1,738	35,135
Ajinomoto Company, Inc.	1,200	28,949
Total Japan		1,526,510

Hong Kong - 6.9%
Hang Lung Group Ltd.	59,000	165,194
CLP Holdings Ltd.	15,500	146,258
Beijing Enterprises Holdings Ltd.	23,500	122,217
MTR Corporation Ltd.	25,077	118,959
CITIC Ltd.	77,000	111,810
China Unicom Hong Kong Ltd.	98,000	105,845
Television Broadcasts Ltd.	28,500	96,857
Hong Kong & China Gas Company Ltd.	47,000	90,271
New World Development Company Ltd.	86,000	81,260
China Resources Power Holdings Company Ltd.	50,000	78,526
Total Hong Kong		1,117,197

China - 5.1%
China Petroleum & Chemical Corp. ADR	4,718	322,004
Huaneng Power International, Inc. ADR	7,999	219,412
China Life Insurance Company Ltd. ADR[1]	18,613	208,094
China Telecom Corporation Ltd. ADR	1,665	80,003
Total China		829,513

Bermuda - 4.2%
Man Wah Holdings Ltd.	106,000	148,463
Orient Overseas International Ltd.	28,500	110,615
Hongkong Land Holdings Ltd.	15,900	96,036
SmarTone Telecommunications Holdings Ltd.	52,000	85,282
Shangri-La Asia Ltd.	70,000	79,929
Li & Fung Ltd.	132,000	67,290
Jardine Strategic Holdings Ltd.	2,000	59,400
Haier Electronics Group Company Ltd.	25,000	40,421
Total Bermuda		687,436

Switzerland - 3.5%
Novartis AG	1,733	137,532
Zurich Insurance Group AG*	479	115,872
Roche Holding AG	414	109,205
Nestle S.A.	1,478	109,118
Panalpina Welttransport Holding AG	772	92,482
Total Switzerland		564,209

Netherlands - 3.4%
Arcadis N.V.	6,605	110,148
Wolters Kluwer N.V.	2,738	109,197
BE Semiconductor Industries N.V.	3,602	101,652
Randstad Holding N.V.	1,768	95,548
STMicroelectronics N.V.	13,857	82,948

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† - 88.7% (continued)
Netherlands - 3.4% (continued)
Heineken N.V. ADR	643	$59,749
Total Netherlands		559,242

France - 3.3%
Vivendi S.A.	7,956	157,921
Engie S.A.	7,464	115,042
Electricite de France S.A.[1]	8,564	114,168
Sodexo S.A.	737	77,559
Valeo S.A.	456	68,862
Total France		533,552

India - 3.2%
ICICI Bank Ltd. ADR	36,688	263,786
Infosys Ltd. ADR	7,530	146,383
Wipro Ltd. ADR[1]	4,168	50,058
HDFC Bank Ltd. ADR	438	28,190
Dr Reddy's Laboratories Ltd. ADR	554	26,127
Total India		514,544

Canada - 2.9%
Canadian Natural Resources Ltd.	7,898	234,887
Crescent Point Energy Corp	13,785	233,794
Total Canada		468,681

Australia - 2.9%
BHP Billiton Ltd.	12,172	168,247
Australia & New Zealand Banking Group Ltd.	6,338	116,993
Brambles Ltd.	9,821	91,426
Westpac Banking Corp.	4,092	91,009
Total Australia		467,675

Chile - 2.8%
Banco Santander Chile ADR	10,861	196,041
Enersis Americas S.A. ADR	17,927	136,963
Empresa Nacional de Electricidad S.A. ADR	2,525	65,549
Cia Cervecerias Unidas S.A. ADR	2,920	63,714
Total Chile		462,267

Germany - 2.7%
Allianz AG	1,056	172,459
Siemens AG	1,330	143,309
SAP AG	858	69,689
Continental AG	258	55,376
Total Germany		440,833

Cayman Islands - 2.6%
SouFun Holdings Ltd. ADR*	24,593	133,540
Himax Technologies, Inc. ADR[1]	12,699	124,322
E-House China Holdings Ltd. ADR*	14,411	92,807
China State Construction International Holdings Ltd.	58,000	74,291
Total Cayman Islands		424,960

Taiwan, Province of China - 2.4%
Advanced Semiconductor Engineering, Inc. ADR	27,465	154,903
Chunghwa Telecom Company Ltd. ADR	4,178	141,677
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,746	92,601
Total Taiwan, Province of China		389,181

Spain - 2.1%
Banco Santander S.A.	21,003	100,330
Telefonica S.A.[1]	9,572	100,071
Grifols S.A.	3,455	78,330
Industria de Diseno Textil S.A.	1,728	58,403
Total Spain		337,134

Jersey - 1.9%
WPP plc	5,935	137,523
Experian plc	5,425	103,123
Randgold Resources Ltd. ADR	536	45,190
Shire plc	332	20,585
Total Jersey		306,421

Singapore - 1.6%
Keppel Corporation Ltd.	33,700	131,691
CapitaLand Ltd.	57,300	124,443
Total Singapore		256,134

Norway - 1.4%
Yara International ASA	4,032	145,454
Telenor ASA	5,155	85,925
Total Norway		231,379

Sweden - 1.4%
Swedbank AB — Class A	7,050	154,955
Telia Company AB	15,846	74,153
Total Sweden		229,108

Philippines - 1.2%
Philippine Long Distance Telephone Co. ADR	4,590	189,980

Portugal - 0.6%
Galp Energia SGPS S.A. — Class B	7,477	98,054

Italy - 0.5%
Eni SpA	5,216	79,726

Republic of Korea - 0.5%
POSCO ADR	1,544	67,380
SK Telecom Company Ltd. ADR	471	9,811
Total Republic of Korea		77,191

Mexico - 0.5%
America Movil SAB de CV — Class L ADR	6,243	76,477

Israel - 0.4%
Bank Hapoalim	12,935	66,844

South Africa - 0.3%
Sibanye Gold Ltd. ADR	4,042	47,332

See notes to financial statements.
42 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† - 88.7% (continued)
Argentina - 0.1%
YPF S.A. ADR	864	$18,066
Grupo Financiero Galicia S.A. ADR	103	2,926
Total Argentina		20,992

Brazil - 0.1%
Embraer S.A. ADR	512	10,660
Total Common Stocks
(Cost $14,882,314)		14,386,197

PREFERRED STOCKS† - 0.5%
Brazil - 0.5%
Cia Brasileira de Distribuicao ADR[1]	4,622	51,489
Itau Unibanco Holding S.A. ADR	3,634	29,108
Total Preferred Stocks
(Cost $89,089)		80,597

ROYALTY TRUST† - 0.5%
United States - 0.5%
BP Prudhoe Bay Royalty Trust[1]	6,134	85,569
Total Royalty Trust
(Cost $190,942)		85,569

CLOSED-END FUNDS† - 9.8%
Babson Capital Global Short Duration High Yield Fund[1]	8,376	146,747
Western Asset High Income Fund II, Inc.[1]	21,336	145,512
DoubleLine Income Solutions Fund	6,817	123,115
Nuveen Global High Income Fund	8,604	121,575
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.[1]	16,090	119,710
Wells Fargo Global Dividend Opportunity Fund	19,569	118,587
BlackRock Corporate High Yield Fund, Inc.	9,887	101,539
Prudential Global Short Duration High Yield Fund, Inc.[1]	6,481	96,243
BlackRock Multi-Sector Income Trust	5,677	93,784
First Trust Intermediate Duration Preferred & Income Fund	4,074	93,621
Calamos Global Dynamic Income Fund[1]	12,610	88,901
Invesco Dynamic Credit Opportunities Fund	7,957	87,447
Nuveen Floating Rate Income Opportunity Fund	8,341	87,247
Invesco Senior Income Trust[1]	19,829	82,092
Cohen & Steers Limited Duration Preferred and Income
Fund, Inc.	3,466	82,075
Total Closed-End Funds
(Cost $1,600,091)		1,588,195

SECURITIES LENDING COLLATERAL†,2 - 7.5%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3037%	1,219,673	$1,219,673
Total Securities Lending Collateral
(Cost $1,219,673)		1,219,673
Total Investments - 107.0%
(Cost $17,982,109)		$17,360,231

Other Assets & Liabilities, net - (7.0)%		(1,131,287)
Total Net Assets - 100.0%		$16,228,944

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2016 — See Note 2.
2	Securities lending collateral — See Note 2.

AB	Stock Company
ADR	American Depositary Receipt
AG	Stock Corporation
ASA	Common Stock Company
NV	Publicly Traded Company
plc	Public Limited Company
SA	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2016
HGI Guggenheim International Multi-Asset Income ETF continued

Portfolio Breakdown	% of Net Assets
Financial	20.0%
Energy	16.6%
Communications	11.5%
Closed-End Funds	9.8%
Consumer, Cyclical	8.7%
Consumer, Non-cyclical	7.4%
Utilities	7.3%
Industrial	7.0%
Technology	5.3%
Basic Materials	4.7%
Diversified	1.2%
Total Long-Term Investments	99.5%
Securities Lending Collateral	7.5%
Total Investments	107.0%
Other Assets & Liabilities, net	-7.0%
Net Assets	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	42.9%
Pound Sterling	13.0%
Euro	12.7%
Hong Kong Dollar	10.7%
Japanese Yen	9.5%
Swiss Franc	3.5%
Australian Dollar	2.9%
Singapore Dollar	1.6%
Norwegian Krone	1.4%
Swedish Krona	1.4%
Israeli Shekel	0.4%
Total Long-Term Investments	100%
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$14,386,197	$—	$—	$14,386,197
Preferred Stocks	80,597	—	—	80,597
Royalty Trust	85,569	—	—	85,569
Closed-End Funds	1,588,195	—	—	1,588,195
Securities Lending
Collateral	1,219,673	—	—	1,219,673
Total	$17,360,231	$—	$—	$17,360,231
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended May 31, 2016, there were no transfers between levels.

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
CUT Guggenheim MSCI Global Timber ETF

	Shares	Value
COMMON STOCKS† - 98.4%
United States - 47.0%
Weyerhaeuser Co. REIT	296,039	$9,325,229
International Paper Co.	209,971	8,852,378
WestRock Co.	220,348	8,727,984
Sealed Air Corp.	162,899	7,565,030
Avery Dennison Corp.	84,650	6,296,267
Packaging Corporation of America	90,131	6,149,638
Bemis Company, Inc.	89,175	4,489,070
Sonoco Products Co.	93,788	4,470,874
Graphic Packaging Holding Co.	304,447	4,079,590
Rayonier, Inc. REIT	114,988	2,981,639
Louisiana-Pacific Corp.*	132,741	2,426,505
Domtar Corp.	58,399	2,256,537
Potlatch Corp. REIT	37,796	1,291,867
KapStone Paper and Packaging Corp.	80,543	1,228,281
Neenah Paper, Inc.	15,558	1,079,570
Clearwater Paper Corp.*	16,514	1,033,942
Schweitzer-Mauduit International, Inc.	28,314	974,002
Boise Cascade Co.*	36,075	828,282
PH Glatfelter Co.	40,333	826,827
Deltic Timber Corp.	10,395	669,230
Mercer International, Inc.	44,950	405,000
CatchMark Timber Trust, Inc. — Class A REIT	36,215	391,484
Resolute Forest Products, Inc.*	58,087	353,750
Total United States		76,702,976

Finland - 10.4%
UPM-Kymmene Oyj	418,247	8,050,455
Stora Enso Oyj — Class R	511,827	4,390,242
Huhtamaki Oyj	85,108	3,559,625
Metsa Board Oyj	178,187	995,801
Total Finland		16,996,123

South Africa - 7.1%
Mondi plc	341,229	6,685,028
Sappi Ltd.*	503,095	2,358,418
Mondi Ltd.	109,932	2,128,465
Mpact Ltd.	156,832	351,995
Total South Africa		11,523,906

Australia - 6.8%
Amcor Ltd.	716,860	8,454,677
Orora Ltd.	1,121,215	2,241,848
TFS Corporation Ltd.	301,712	322,398
Total Australia		11,018,923

Japan - 5.0%
Oji Holdings Corp.	742,838	3,054,273
Nippon Paper Industries Company Ltd.[1]	91,790	1,603,149
Rengo Company Ltd.	176,000	1,064,839
Hokuetsu Kishu Paper Co. Ltd.	116,700	809,182
Daio Paper Corp.	69,300	731,710
Pack Corp.	12,000	291,709
Tokushu Tokai Paper Company Ltd.	83,000	276,155
Mitsubishi Paper Mills Ltd.*	238,000	175,970
Daiken Corp.	53,000	144,322
Total Japan		8,151,309

Canada - 4.6%
West Fraser Timber Company Ltd.	63,279	2,167,188
Stella-Jones, Inc.	41,722	1,572,747
Canfor Corp.*	74,665	896,140
Norbord, Inc.[1]	39,664	856,592
Interfor Corp.*	65,042	656,337
Western Forest Products, Inc.	367,042	645,361
Cascades, Inc.	61,530	467,084
Canfor Pulp Products, Inc.	32,391	272,133
Total Canada		7,533,582

Ireland - 3.7%
Smurfit Kappa Group plc	218,172	5,955,416

Brazil - 3.3%
Klabin S.A.	515,362	2,596,840
Fibria Celulose S.A. ADR[1]	231,615	2,149,388
Duratex S.A.	289,291	582,276
Total Brazil		5,328,504

United Kingdom - 3.0%
DS Smith plc	877,786	4,966,099

Sweden - 2.5%
BillerudKorsnas AB	164,451	2,514,038
Holmen AB — Class B	46,185	1,577,973
Total Sweden		4,092,011

Chile - 1.1%
Empresas CMPC S.A.	877,408	1,835,766

Cayman Islands - 1.1%
Lee & Man Paper Manufacturing Ltd.	1,278,000	845,622
Greatview Aseptic Packaging Company Ltd.	936,000	472,329
AMVIG Holdings Ltd.	474,000	190,377
China Wood Optimization Holding Ltd.*	320,000	149,946
Sheen Tai Holdings Grp Company Ltd.	556,000	71,574
Total Cayman Islands		1,729,848

Bermuda - 1.0%
Nine Dragons Paper Holdings Ltd.	1,518,000	1,098,223
KuangChi Science Ltd.*	1,051,000	485,713
Total Bermuda		1,583,936

Portugal - 0.8%
Navigator Company S.A.	213,942	693,077

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued	May 31, 2016
CUT Guggenheim MSCI Global Timber ETF continued

	Shares	Value
COMMON STOCKS† - 98.4% (continued)
Portugal - 0.8% (continued)
Semapa-Sociedade de Investimento e Gestao	22,758	$280,716
Altri SGPS S.A.	66,711	254,361
Total Portugal		1,228,154

Spain - 0.5%
Ence Energia y Celulosa S.A.	127,900	358,809
Miquel y Costas & Miquel S.A.	6,941	282,424
Papeles y Cartones de Europa S.A.	34,797	207,247
Total Spain		848,480

China - 0.3%
Shandong Chenming Paper Holdings Ltd. — Class H	736,500	515,768

Malaysia - 0.1%
Ta Ann Holdings BHD	155,000	150,908
Jaya Tiasa Holdings BHD	316,400	89,656
Total Malaysia		240,564

France - 0.1%
Oeneo S.A.	22,880	202,496
Total Common Stocks
(Cost $149,699,958)		160,453,861

PREFERRED STOCKS† - 0.9%
Brazil - 0.9%
Suzano Papel E Celulose SA	341,280	1,388,996
Total Preferred Stocks
(Cost $942,630)		1,388,996

SECURITIES LENDING COLLATERAL†,2 - 1.1%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3027%	1,842,718	1,842,718
Total Securities Lending Collateral
(Cost $1,842,718)		1,842,718
Total Investments - 100.4%
(Cost $152,485,306)		$163,685,575
Other Assets & Liabilities, net - (0.4)%		(625,375)
Total Net Assets - 100.0%		$163,060,200

*	Non-income producing security.
†	Value determined based on Level 1 inputs – See Note 4.
1	All or portion of this security is on loan at May 31, 2016 – See Note 2.
2	Securities lending collateral – See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	47.4%
Finland	10.5%
South Africa	7.1%
Australia	6.8%
Japan	5.0%
Canada	4.7%
Brazil	4.2%
Ireland	3.7%
United Kingdom	3.1%
Sweden	2.5%
Other	5.0%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	48.7%
Euro	15.6%
British Pound	7.2%
Australian Dollar	6.8%
Japanese Yen	5.0%
Canadian Dollar	4.7%
South African Rand	3.0%
Brazilian Real	2.8%
Swedish Krona	2.5%
Hong Kong Dollar	2.4%
Chilean Peso	1.1%
Malaysian Ringgit	0.2%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$160,453,861	$—	$—	$160,453,861
Preferred Stocks	1,388,996	—	—	1,388,996
Securities Lending
Collateral	1,842,718	—	—	1,842,718
Total	$163,685,575	$—	$—	$163,685,575
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended May 31, 2016, there were no transfers between levels.

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2016
SEA Guggenheim Shipping ETF

	Shares	Value
COMMON STOCKS† - 77.7%
Bermuda - 25.8%
COSCO Pacific Ltd.	1,776,161	$1,797,162
Nordic American Tankers Ltd.[1]	112,984	1,736,564
Ship Finance International Ltd.[1]	89,189	1,429,700
GasLog Ltd.[1]	90,316	1,124,434
Stolt-Nielsen Ltd.	79,148	1,088,348
Tsakos Energy Navigation Ltd.	160,675	1,039,567
BW LPG Ltd.[2]	158,755	797,083
Avance Gas Holding Ltd.[1,2]	108,603	589,040
Total Bermuda		9,601,898

Denmark - 18.0%
AP Moeller - Maersk A/S — Class B	5,188	6,685,178

Japan - 13.7%
Nippon Yusen K.K.	1,517,266	2,872,962
Kawasaki Kisen Kaisha Ltd.[1]	1,023,412	2,223,906
Total Japan		5,096,868

Marshall Islands - 12.6%
Teekay Corp.[1]	117,746	1,238,688
Costamare, Inc.	99,930	983,311
DHT Holdings, Inc.	170,826	932,710
Seaspan Corp.[1]	60,638	908,964
Navios Maritime Holdings, Inc.	575,901	639,250
Total Marshall Islands		4,702,923

United States - 4.3%
Matson, Inc.	48,082	1,602,573

Singapore - 3.3%
Sembcorp Marine Ltd.[1]	1,105,121	1,244,189
Total Common Stocks
(Cost $41,094,783)		28,933,629

MASTER LIMITED PARTNERSHIPS† - 21.1%
Marshall Islands - 21.1%
Teekay Offshore Partners, LP1	231,975	1,463,762
Teekay LNG Partners, LP1	96,656	1,350,284
Golar LNG Partners, LP1	75,382	1,282,248
GasLog Partners, LP1	55,058	1,118,779
KNOT Offshore Partners, LP1	55,746	1,032,416
Capital Product Partners, LP	287,394	844,938
Navios Maritime Partners, LP	555,263	777,368
Total Master Limited Partnerships
(Cost $13,914,467)		7,869,795

SECURITIES LENDING COLLATERAL†,3 - 23.8%
BNY Mellon Separately Managed Cash Collateral
Account, 0.3025%	8,850,665	$8,850,665
Total Securities Lending Collateral
(Cost $8,850,665)		8,850,665

Total Investments - 122.6%
(Cost $63,859,915)		$45,654,089

Other Assets & Liabilities, net - (22.6)%		(8,429,173)
Total Net Assets - 100.0%		$37,224,916

†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2016 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,386,123 (cost $2,797,167), or 3.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.

A/S	Limited Liability Stock Company or Stock Company
KK	Joint Stock Company

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2016
SEA Guggenheim Shipping ETF continued

Country Diversification
% of Long-Term
Country	Investments
Marshall Islands	34.2%
Bermuda	26.1%
Denmark	18.2%
Japan	13.8%
United States	4.3%
Singapore	3.4%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	53.0%
Danish Krone	18.2%
Japanese Yen	13.8%
Norwegian Krone	6.7%
Hong Kong Dollar	4.9%
Singapore Dollar	3.4%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at May 31, 2016 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$28,933,629	$—	$—	$28,933,629
Master Limited
Partnerships	7,869,795	—	—	7,869,795
Securities Lending
Collateral	8,850,665	—	—	8,850,665
Total	$45,654,089	$—	$—	$45,654,089
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended May 31, 2016, there were no transfers between levels.

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2016

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier Markets
	Income ETF	ETF	ETF	ETF
	(ENY )	(TAO )	(HAO )	(FRN )
ASSETS:
Investments, at value — including securities on loan	$38,970,257	$12,588,374	$106,885,312	$40,202,890
Foreign currency, at value	10,293	15,710	113,665	2,385,825
Cash	233,307	34,098	—	—
Due from adviser	—	4,714	—	2,279
Prepaid expenses	182	—	429	246
Receivables:
Dividends	72,735	63,122	581,110	517,618
Securities lending income	5,146	780	55,119	5,754
Investments sold	—	—	258,225	705,225
Tax reclaims	—	—	—	1,006
Total assets	39,291,920	12,706,798	107,893,860	43,820,843
LIABILITIES:
Due to custodian	—	—	191,837	1,769,676
Payable for:
Upon return of securities loaned	9,850,194	144,638	12,639,954	2,137,669
Professional fees	22,087	19,873	19,299	19,241
Management fees	16,084	—	38,006	—
Intraday valuation fees	4,805	15,990	15,003	5,057
Administration fees	676	—	2,272	918
Investments purchased	—	—	—	306,036
Other liabilities	23,612	36,399	108,356	101,665
Total liabilities	9,917,458	216,900	13,014,727	4,340,262
NET ASSETS	$29,374,462	$12,489,898	$94,879,133	$39,480,581
NET ASSETS CONSIST OF:
Paid-in capital	$134,261,705	$30,852,233	$188,358,624	$115,706,668
Undistributed net investment income	113,535	142,343	2,644,640	1,258,290
Accumulated net realized loss on investments	(98,883,126)	(14,695,120)	(57,311,122)	(73,362,211)
Net unrealized depreciation on investments	(6,117,652)	(3,809,558)	(38,813,009)	(4,122,166)
NET ASSETS	$29,374,462	$12,489,898	$94,879,133	$39,480,581
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,520,000	660,000	4,300,000	3,440,000
Net asset value	$8.35	$18.92	$22.06	$11.48
Investments in securities, at cost	45,087,679	16,397,859	145,697,280	44,325,517
Foreign currency, at cost	10,227	15,710	113,670	2,387,184
Securities on loan, at value	9,365,327	178,802	15,347,795	2,069,936

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 49

STATEMENT OF ASSETS AND LIABILITIES continued	May 31, 2016

	Guggenheim
	International Multi-Asset	Guggenheim MSCI		Guggenheim
	Income ETF	Global Timber ETF		Shipping ETF
	(HGI )	(CUT	)	(SEA )
ASSETS:
Investments, at value — including securities on loan	$17,360,231	$163,685,575		$45,654,089
Foreign currency, at value	4,689	—		108,733
Cash	97,453	575,414		—
Prepaid expenses	166	404		—
Receivables:
Dividends	70,032	349,924		147,537
Tax reclaims	39,007	497,592		291,760
Securities lending income	3,002	7,719		51,430
Fund shares sold	—	175		—
Investments sold	—	69,508		—
Total assets	17,574,580	165,186,311		46,253,549
LIABILITIES:
Due to custodian	—	176		46,058
Payable for:
Upon return of securities loaned	1,219,673	1,842,718		8,850,665
Professional fees	22,725	23,585		—
Investments purchased	65,381	34,879		111,336
Management fees	16,121	73,003		20,574
Intraday valuation fees	5	4,420		—
Administration fees	399	3,799		—
Fund shares redeemed	—	56,291		—
Other liabilities	21,332	87,240		—
Total liabilities	1,345,636	2,126,111		9,028,633
NET ASSETS	$16,228,944	$163,060,200		$37,224,916
NET ASSETS CONSIST OF:
Paid-in capital	$56,872,454	$203,250,830		$69,252,034
Undistributed net investment income	(12,119)	2,550,786		839,266
Accumulated net realized loss on investments	(40,007,413)	(53,935,416)		(14,654,472)
Net unrealized appreciation (depreciation) on investments	(623,978)	11,194,000		(18,211,912)
NET ASSETS	$16,228,944	$163,060,200		$37,224,916
Shares outstanding ($0.01 par value with unlimited amount authorized)	1,100,000	6,900,000		3,100,000
Net asset value	$14.75	$23.63		$12.01
Investments in securities, at cost	17,982,109	152,485,306		63,859,915
Foreign currency, at cost	4,648	—		108,702
Securities on loan, at value	1,178,181	3,131,890		11,188,899

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2016
For the year ended May 31, 2016

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,221,354	$838,877	$4,587,501	$1,539,442
Income from securities lending	72,730	22,550	805,250	65,471
Total investment income	1,294,084	861,427	5,392,751	1,604,913
EXPENSES:
Management fees	148,121	92,812	829,361	219,121
Professional fees	40,132	34,841	37,674	35,444
Custodian fees	16,611	21,828	148,298	202,924
Intraday valuation fees	15,006	15,006	15,006	13,176
Licensing fees	10,929	18,562	202,124	43,825
Administration fees	8,147	5,105	40,609	12,052
Trustees' fees and expenses**	7,345	7,015	11,256	7,722
Printing fees	5,920	8,103	15,260	16,301
Listing fees	5,000	7,500	5,000	5,000
Insurance	1,218	1,140	4,204	1,470
Other expenses	409	952	4,263	3,422
Total expenses	258,838	212,864	1,313,055	560,457
Less:
Expenses waived by advisor	(55,351)	(82,928)	(182,108)	(253,597)
Net expenses	203,487	129,936	1,130,947	306,860
Net investment income	1,090,597	731,491	4,261,804	1,298,053
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(10,872,778)	(864,109)	(21,220,528)	(5,977,123)
In-kind transactions	(459,236)	(523,042)	(3,531,077)	43,237
Foreign currency transactions	(14,501)	(35)	(4,781)	(60,837)
Net realized loss	(11,346,515)	(1,387,186)	(24,756,386)	(5,994,723)
Net change in unrealized appreciation (depreciation) on:
Investments	1,889,007	(5,096,929)	(76,326,643)	(2,372,258)
Foreign currency translations	1,146	(45)	(949)	(527)
Net change in unrealized appreciation (depreciation)	1,890,153	(5,096,974)	(76,327,592)	(2,372,785)
Net realized and unrealized loss	(9,456,362)	(6,484,160)	(101,083,978)	(8,367,508)
Net decrease in net assets resulting from operations	$(8,365,765)	$(5,752,669)	$(96,822,174)	$(7,069,455)
* Foreign taxes withheld	$212,491	$3,815	$174,683	$180,482
** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 51

STATEMENT OF OPERATIONS continued	May 31, 2016
For the year ended May 31, 2016

	Guggenheim
	International Multi-Asset	Guggenheim MSCI	Guggenheim
	Income ETF	Global Timber ETF	Shipping ETF
	(HGI )	(CUT )	(SEA )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$814,685	$6,076,874	$3,268,385
Income from securities lending	58,954	82,812	319,438
Less return of capital distributions received	—	—	(261,355)
Total investment income	873,639	6,159,686	3,326,468
EXPENSES:
Management fees	102,582	898,439	284,543
Professional fees	40,987	37,123	—
Custodian fees	23,323	59,087	—
Licensing fees	20,516	240,498	—
Intraday valuation fees	15,006	15,006	—
Trustees' fees and expenses**	7,071	11,515	—
Printing fees	6,666	27,202	—
Administration fees	5,642	49,339	—
Listing fees	5,000	5,000	—
Insurance	1,037	3,287	—
Other expenses	3,486	4,366	—
Total expenses	231,316	1,350,862	284,543
Less:
Expenses waived by advisor	(87,701)	(268,695)	—
Net expenses	143,615	1,082,167	284,543
Net investment income	730,024	5,077,519	3,041,925
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,918,777)	(13,608,142)	(5,271,698)
In-kind transactions	(360,299)	10,147,772	(4,353,686)
Foreign currency transactions	(3,295)	(31,665)	(9,287)
Net realized loss	(5,282,371)	(3,492,035)	(9,634,671)
Net change in unrealized appreciation (depreciation) on:
Investments	590,482	(21,506,513)	(11,643,728)
Foreign currency translations	3,034	21,990	14,032
Net change in unrealized appreciation (depreciation)	593,516	(21,484,523)	(11,629,696)
Net realized and unrealized loss	(4,688,855)	(24,976,558)	(21,264,367)
Net decrease in net assets resulting from operations	$(3,958,831)	$(19,899,039)	$(18,222,442)
* Foreign taxes withheld	$63,937	$425,030	$45,487
** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2016

	Guggenheim Canadian		Guggenheim China
	Energy Income ETF		Real Estate ETF
	(ENY)		(TAO)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,090,597	$1,359,390	$731,491	$985,512
Net realized loss on investments	(11,346,515)	(3,532,905)	(1,387,186)	(795,426)
Net change in unrealized appreciation (depreciation) on investments	1,890,153	(12,537,025)	(5,096,974)	4,897,947
Net increase (decrease) in net assets resulting from operations	(8,365,765)	(14,710,540)	(5,752,669)	5,088,033
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,087,513)	(1,234,004)	(834,630)	(1,011,840)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	1,333,331	22,730,395	1,228,064	23,539,157
Cost of shares redeemed	(4,587,286)	(10,831,338)	(16,698,821)	(15,845,726)
Net increase (decrease) in net assets resulting from shareholder transactions	(3,253,955)	11,899,057	(15,470,757)	7,693,431
Net increase (decrease) in net assets	(12,707,233)	(4,045,487)	(22,058,056)	11,769,624
NET ASSETS:
Beginning of period	42,081,695	46,127,182	34,547,954	22,778,330
End of period	$29,374,462	$42,081,695	$12,489,898	$34,547,954
Undistributed net investment income at end of period	$113,535	$101,679	$142,343	$182,117
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,000	1,850,000	50,000	1,050,000
Shares redeemed	(600,000)	(750,000)	(800,000)	(750,000)
Net increase (decrease) in shares	(400,000)	1,100,000	(750,000)	300,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 53

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2016

	Guggenheim China		Guggenheim Frontier
	Small Cap ETF		Markets ETF
	(HAO)		(FRN)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,261,804	$4,137,233	$1,298,053	$1,180,254
Net realized gain (loss) on investments	(24,756,386)	6,356,983	(5,994,723)	(30,572,027)
Net change in unrealized appreciation (depreciation) on investments	(76,327,592)	73,739,413	(2,372,785)	12,870,129
Net increase (decrease) in net assets resulting from operations	(96,822,174)	84,233,629	(7,069,455)	(16,521,644)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,786,860)	(4,834,500)	(738,556)	(2,150,690)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	22,182,320	38,778,227	—	16,818,315
Cost of shares redeemed	(124,781,522)	(25,511,406)	(14,769,473)	(24,058,040)
Net increase (decrease) in net assets resulting from shareholder transactions	(102,599,202)	13,266,821	(14,769,473)	(7,239,725)
Net increase (decrease) in net assets	(204,208,236)	92,665,950	(22,577,484)	(25,912,059)
NET ASSETS:
Beginning of period	299,087,369	206,421,419	62,058,065	87,970,124
End of period	$94,879,133	$299,087,369	$39,480,581	$62,058,065
Undistributed net investment income at end of period	$2,644,640	$972,855	$1,258,290	$737,988
CHANGES IN SHARES OUTSTANDING:
Shares sold	650,000	1,250,000	—	1,100,000
Shares redeemed	(4,950,000)	(1,000,000)	(1,250,000)	(1,650,000)
Net increase (decrease) in shares	(4,300,000)	250,000	(1,250,000)	(550,000)

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2016

	Guggenheim International		Guggenheim MSCI
	Multi-Asset Income ETF		Global Timber ETF
	(HGI)		(CUT)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$730,024	$1,197,878	$5,077,519	$5,194,612
Net realized gain (loss) on investments	(5,282,371)	(453,753)	(3,492,035)	16,601,452
Net change in unrealized appreciation (depreciation) on investments	593,516	(3,192,782)	(21,484,523)	(11,759,279)
Net increase (decrease) in net assets resulting from operations	(3,958,831)	(2,448,657)	(19,899,039)	10,036,785
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(766,760)	(1,146,740)	(2,705,920)	(5,308,750)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	1,962,647	32,597,878	—
Cost of shares redeemed	(5,525,120)	(5,231,319)	(46,642,136)	(58,686,894)
Net decrease in net assets resulting from shareholder transactions	(5,525,120)	(3,268,672)	(14,044,258)	(58,686,894)
Net decrease in net assets	(10,250,711)	(6,864,069)	(36,649,217)	(53,958,859)
NET ASSETS:
Beginning of period	26,479,655	33,343,724	199,709,417	253,668,276
End of period	$16,228,944	$26,479,655	$163,060,200	$199,709,417
Undistributed (distributions in excess of) net investment income at end of period	$(12,119)	$39,528	$2,550,786	$1,176,736
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	100,000	1,350,000	—
Shares redeemed	(400,000)	(300,000)	(2,050,000)	(2,400,000)
Net decrease in shares	(400,000)	(200,000)	(700,000)	(2,400,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 55

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2016

	Guggenheim
	Shipping ETF
	(SEA)
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,041,925	$4,096,486
Net realized gain (loss) on investments	(9,634,671)	177,519
Net change in unrealized appreciation (depreciation) on investments	(11,629,696)	(16,810,369)
Net decrease in net assets resulting from operations	(18,222,442)	(12,536,364)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,480,010)	(3,120,560)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	19,976,902	4,011,341
Cost of shares redeemed	(30,626,060)	(35,730,949)
Net decrease in net assets resulting from shareholder transactions	(10,649,158)	(31,719,608)
Net decrease in net assets	(33,351,610)	(47,376,532)
NET ASSETS:
Beginning of period	70,576,526	117,953,058
End of period	$37,224,916	$70,576,526
Undistributed net investment income at end of period	$839,266	$2,365,887
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,600,000	200,000
Shares redeemed	(2,100,000)	(1,800,000)
Net decrease in shares	(500,000)	(1,600,000)

See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2016

ENY Guggenheim Canadian Energy Income ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$10.74	$16.36	$14.51	$14.83	$22.03
Income from investment operations:
Net investment income(a)	0.29	0.41	0.42	0.45	0.46
Net gain (loss) on investments (realized and unrealized)	(2.39)	(5.63)	1.88	(0.33)	(7.10)
Total from investment operations	(2.10)	(5.22)	2.30	0.12	(6.64)
Less distributions from:
Net investment income	(0.29)	(0.40)	(0.39)	(0.42)	(0.54)
Return of capital	—	—	(0.06)	(0.02)	(0.02)
Total distributions to shareholders	(0.29)	(0.40)	(0.45)	(0.44)	(0.56)
Net asset value, end of period	$8.35	$10.74	$16.36	$14.51	$14.83
Market value, end of period	$8.33	$10.79	$16.44	$14.43	$14.73
Total Return(b)
Net asset value	-19.34%	-32.39%	16.30%	0.61%	-30.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$29,374	$42,082	$46,127	$60,518	$90,015
Ratio to average net assets of:
Net investment income	3.68%	3.15%	2.87%	2.89%	2.62%
Total expenses	0.87%	0.79%	0.80%	0.83%	0.79%
Net expenses	0.69%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	35%	28%	80%	130%	81%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 57

FINANCIAL HIGHLIGHTS continued	May 31, 2016

TAO Guggenheim China Real Estate ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$24.50	$20.52	$22.03	$16.72	$20.14
Income from investment operations:
Net investment income(a)	0.81	0.66	0.68	0.41	0.47
Net gain (loss) on investments (realized and unrealized)	(5.42)	3.86	(1.54)	5.29	(3.70)
Total from investment operations	(4.61)	4.52	(0.86)	5.70	(3.23)
Less distributions from:
Net investment income	(0.97)	(0.54)	(0.65)	(0.39)	(0.19)
Total distributions to shareholders	(0.97)	(0.54)	(0.65)	(0.39)	(0.19)
Net asset value, end of period	$18.92	$24.50	$20.52	$22.03	$16.72
Market value, end of period	$18.83	$24.55	$20.43	$21.66	$16.74
Total Return(b)
Net asset value	-19.05%	22.50%	-3.82%	34.05%	-15.90%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$12,490	$34,548	$22,778	$50,881	$18,558
Ratio to average net assets of:
Net investment income	3.94%	3.04%	3.32%	1.88%	2.76%
Total expenses	1.15%	0.88%	0.95%	0.93%	1.35%
Net expenses	0.70%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	32%	16%	9%	20%	14%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2016

HAO Guggenheim China Small Cap ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$34.78	$24.72	$24.68	$19.97	$29.23
Income from investment operations:
Net investment income(a)	0.72	0.51	0.56	0.41	0.50
Net gain (loss) on investments (realized and unrealized)	(12.50)	10.14	0.03	4.61	(9.14)
Total from investment operations	(11.78)	10.65	0.59	5.02	(8.64)
Less distributions from:
Net investment income	(0.94)	(0.59)	(0.55)	(0.31)	(0.62)
Total distributions to shareholders	(0.94)	(0.59)	(0.55)	(0.31)	(0.62)
Net asset value, end of period	$22.06	$34.78	$24.72	$24.68	$19.97
Market value, end of period	$22.04	$34.56	$24.70	$24.31	$20.01
Total Return(b)
Net asset value	-34.14%	43.88%	2.24%	25.24%	-29.50%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$94,879	$299,087	$206,421	$236,923	$164,773
Ratio to average net assets of:
Net investment income	2.83%	1.86%	2.23%	1.81%	2.17%
Total expenses	0.87%	0.83%	0.84%	0.84%	0.92%
Net expenses	0.75%	0.75%	0.76%	0.75%	0.75%
Portfolio turnover rate(c)	28%	31%	29%	31%	35%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 59

FINANCIAL HIGHLIGHTS continued	May 31, 2016

FRN Guggenheim Frontier Markets ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$13.23	$16.79	$17.41	$19.08	$23.23
Income from investment operations:
Net investment income(a)	0.34	0.23	0.38	0.71	0.59
Net loss on investments (realized and unrealized)	(1.89)	(3.36)	(0.35)	(1.77)	(3.92)
Total from investment operations	(1.55)	(3.13)	0.03	(1.06)	3.33
Less distributions from:
Net investment income	(0.20)	(0.43)	(0.65)	(0.61)	(0.82)
Total distributions to shareholders	(0.20)	(0.43)	(0.65)	(0.61)	(0.82)
Net asset value, end of period	$11.48	$13.23	$16.79	$17.41	$19.08
Market value, end of period	$11.33	$13.33	$16.86	$17.17	$19.26
Total Return(b)
Net asset value	-11.59%	-18.75%	0.24%	-5.94%	-14.16%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$39,481	$62,058	$87,970	$112,098	$133,397
Ratio to average net assets of:
Net investment income	2.96%	1.50%	2.28%	3.66%	2.91%
Total expenses	1.28%	0.77%	0.81%	0.75%	0.81%
Net expenses	0.70%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	57%	94%	24%	46%	30%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2016

HGI Guggenheim International Multi-Asset Income ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$17.65	$19.61	$17.26	$15.05	$19.98
Income from investment operations:
Net investment income(a)	0.54	0.70	0.65	0.74	0.86
Net gain (loss) on investments (realized and unrealized)	(2.89)	(2.00)	2.41	2.22	(4.94)
Total from investment operations	(2.35)	(1.30)	3.06	2.96	(4.08)
Less distributions from:
Net investment income	(0.55)	(0.66)	(0.68)	(0.75)	(0.84	)(d)
Return of capital	—	—	(0.03)	—	(0.01	)(d)
Total distributions to shareholders	(0.55)	(0.66)	(0.71)	(0.75)	(0.85)
Net asset value, end of period	$14.75	$17.65	$19.61	$17.26	$15.05
Market value, end of period	$14.66	$17.60	$19.74	$17.19	$15.09
Total Return(b)
Net asset value	-13.30%	-6.64%	18.23%	20.03%	-20.86%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,229	$26,480	$33,344	$119,116	$102,306
Ratio to average net assets of:
Net investment income	3.56%	3.81%	3.70%	4.45%	5.04%
Total expenses	1.13%	0.97%	0.84%	0.81%	0.92%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	117%	108%	85%	60%	73%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)
Subsequent to May 31, 2012, a reclassification was required that resulted in the recharacterization of the distribution for the May 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from capital.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 61

FINANCIAL HIGHLIGHTS continued	May 31, 2016

CUT Guggenheim MSCI Global Timber Index ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$26.28	$25.37	$22.19	$15.71	$22.39
Income from investment operations:
Net investment income(a)	0.67	0.61	0.53	0.46	0.42
Net gain (loss) on investments (realized and unrealized)	(2.96)	0.99	3.01	6.27	(6.71)
Total from investment operations	(2.29)	1.60	3.54	6.73	(6.29)
Less distributions from:
Net investment income	(0.36)	(0.69)	(0.36)	(0.25)	(0.39)
Total distributions to shareholders	(0.36)	(0.69)	(0.36)	(0.25)	(0.39)
Net asset value, end of period	$23.63	$26.28	$25.37	$22.19	$15.71
Market value, end of period	$23.59	$26.26	$25.33	$22.10	$15.75
Total Return(b)
Net asset value	-8.72%	6.50%	15.93%	43.01%	-28.20%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$163,060	$199,709	$253,668	$223,035	$106,054
Ratio to average net assets of:
Net investment income	2.83%	2.44%	2.18%	2.28%	2.29%
Total expenses	0.75%	0.76%	0.75%	0.76%	0.82%
Net expenses	0.60%	0.70%	0.71%	0.70%	0.70%
Portfolio turnover rate(c)	60%	29%	5%	2%	56%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
62 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2016

SEA Guggenheim Shipping ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Per Share Data:
Net asset value, beginning of period	$19.60	$22.68	$17.51	$16.03	$24.69
Income from investment operations:
Net investment income(a)	1.02	0.99	0.56	0.45	0.56
Net gain (loss) on investments (realized and unrealized)	(7.15)	(3.35)	5.06	1.49	(8.26)
Total from investment operations	(6.13)	(2.36)	5.62	1.94	(7.70)
Less distributions from:
Net investment income	(1.46)	(0.72)	(0.45)	(0.46)	(0.96)
Total distributions to shareholders	(1.46)	(0.72)	(0.45)	(0.46)	(0.96)
Net asset value, end of period	$12.01	$19.60	$22.68	$17.51	$16.03
Market value, end of period	$12.00	$19.55	$22.69	$17.43	$15.99
Total Return(b)
Net asset value	-32.56%	-10.52%	32.57%	12.44%	-31.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$37,225	$70,577	$117,953	$35,011	$30,452
Ratio to average net assets of:
Net investment income	6.95%	4.82%	2.72%	2.76%	3.35%
Total expenses	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	34%	27%	18%	42%	43%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS	May 31, 2016
Note 1 – Organization:
 Claymore Exchange-Traded Fund Trust 2 (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.
The following seven portfolios have an annual reporting period ended on May 31, 2016:
Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim MSCI Global Timber ETF
 Guggenheim Shipping ETF
Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	S&P/TSX Canadian High Income Energy Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index

On May 20, 2016, Guggenheim Timber ETF changed its name to Guggenheim MSCI Global Timber ETF. Prior to May 20, 2016, the Fund sought to correspond generally to the performance, before the Fund's fees and expenses, to the Beacon Global Timber Index. Currently the Fund seeks investment results that correspond to the performance, before the Fund's fees and expenses, of the MSCI ACWI IMI Timber Select Capped Index.
Note 2 – Accounting Policies:
 The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Funds. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
 The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.
Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange traded funds ("ETFs") and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of

64 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016
foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
 Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily over the life of the security.
The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
Real Estate Investment Trust ("REIT") distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.
(c) Currency Translations
 Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Funds' accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds' Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statement of Operations.
(d) Foreign Taxes
 The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of May 31, 2016, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
(e) Distributions
 The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Fund	Frequency
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim MSCI Global Timber ETF	Annual
Guggenheim Shipping ETF	Quarterly
In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Securities Lending
 Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of
	Securities	Cash	Non-Cash	Total
Fund	Loaned	Collateral	Collateral	Collateral
Guggenheim Canadian
Energy Income ETF	$9,365,327	$9,850,194	$—	$9,850,194
Guggenheim China
Real Estate ETF	178,802	144,638	54,555	199,193
Guggenheim China
Small Cap ETF	15,347,795	12,639,954	5,192,394	17,832,348
Guggenheim Frontier
Markets ETF	2,069,936	2,137,669	—	2,137,669
Guggenheim International
Multi-Asset
Income ETF	1,178,181	1,219,673	—	1,219,673
Guggenheim MSCI
Global Timber ETF	3,131,890	1,842,718	1,514,415	3,357,133
Guggenheim
Shipping ETF	11,188,899	8,850,665	3,101,572	11,952,237
(g) Indemnifications
 Under the Trust's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
 Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board.
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim MSCI Global Timber ETF	0.50%
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%
Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.
Rydex Fund Services, LLC ("RFS"), an affiliate of the Investment Adviser, provides fund administration services to the Funds. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

66 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%
For the year ended May 31, 2016, the following Funds recognized Fund Administration expenses as follows:
Fund Administration
Fund	Expense
Guggenheim Canadian Energy Income ETF	$8,147
Guggenheim China Real Estate ETF	5,105
Guggenheim China Small Cap ETF	40,609
Guggenheim Frontier Markets ETF	12,052
Guggenheim International Multi-Asset Income ETF	5,642
Guggenheim MSCI Global Timber ETF	49,339
Due to its unitary management fee structure, the Guggenheim Shipping ETF does not pay a separate Fund Administration fee.
The Bank of New York Mellon Corp. ("BNY") acts as the Funds' custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.
The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business), from exceeding the following percentages of average net assets per year, at least until December 31, 2018.

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim MSCI Global Timber ETF	0.55%
For the year ended May 31, 2016, the Investment Adviser waived Advisory Fees as follows:

Fund	Advisory Fees Waived
Guggenheim Canadian Energy Income ETF	$55,351
Guggenheim China Real Estate ETF	82,928
Guggenheim China Small Cap ETF	182,108
Guggenheim Frontier Markets ETF	253,597
Guggenheim International Multi-Asset Income ETF	87,701
Guggenheim MSCI Global Timber ETF	268,695
Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a periodic basis.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.
Licensing Fee Agreements:
 The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Standard & Poor's
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim MSCI Global Timber ETF	MSCI Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.
Note 4 – Fair Value Measurement:
 In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Funds' investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016
approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
 The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.
As of May 31, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

				Net Tax
	Cost of			Unrealized
	Investments	Gross Tax	Gross Tax	Appreciation
	for Tax	Unrealized	Unrealized	(Depreciation)
Fund	Purposes	Appreciation	Depreciation	on Investments
Guggenheim Canadian Energy Income ETF	$45,962,985	$957,030	$(7,949,758)	$(6,992,728)
Guggenheim China Real Estate ETF	16,558,244	244,590	(4,214,460)	(3,969,870)
Guggenheim China Small Cap ETF	147,733,345	7,505,750	(48,353,783)	(40,848,033)
Guggenheim Frontier Markets ETF	45,267,029	2,741,359	(7,805,498)	(5,064,139)
Guggenheim International Multi-Asset Income ETF	18,014,712	787,097	(1,441,578)	(654,481)
Guggenheim MSCI Global Timber ETF	153,823,120	12,447,339	(2,584,884)	9,862,455
Guggenheim Shipping ETF	64,823,546	1,244,967	(20,414,424)	(19,169,457)
Tax components of accumulated earnings (deficit) as of May 31, 2016, were as follows:

		Net
	Undistributed	Unrealized		Other
	Ordinary	Appreciation	Capital &	Temporary
Fund	Income	(Depreciation )	Other Losses	Differences
Guggenheim Canadian
Energy Income ETF	$166,847	$(6,992,958)	$(98,061,132)	$—
Guggenheim China
Real Estate ETF	175,353	(3,969,943)	(14,567,745)	—
Guggenheim China
Small Cap ETF	3,021,122	(40,849,074)	(55,651,539)	—
Guggenheim Frontier
Markets ETF	1,336,143	(5,063,678)	(72,498,552)	—
Guggenheim International
Multi-Asset Income ETF	23,762	(656,580)	(40,010,692)	—
Guggenheim MSCI
Global Timber ETF	2,550,786	9,856,186	(52,597,602)	—
Guggenheim Shipping ETF	883,475	(19,175,543)	(13,563,285)	(171,765)
Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
As of May 31, 2016, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and royalty trust and securities no longer considered PFICs. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
Fund	Income/(Loss )	Gain (Loss )	Capital
Guggenheim Canadian Energy
Income ETF	$8,772	$704,205	$(712,977)
Guggenheim China Real Estate ETF	63,365	883,921	(947,286)
Guggenheim China Small Cap ETF	2,196,841	6,857,429	(9,054,270)
Guggenheim Frontier Markets ETF	(39,195)	108,532	(69,337)
Guggenheim International
Multi-Asset Income ETF	(14,911)	842,822	(827,911)
Guggenheim MSCI Global Timber ETF	(997,549)	(9,091,358)	10,088,907
Guggenheim Shipping ETF	(88,536)	(5,635,371)	(5,546,835)
Distributions to Shareholders:
 The tax character of distributions paid during the year ended May 31, 2016, was as follows:

Fund	Distributions Paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$1,087,513
Guggenheim China Real Estate ETF	834,630
Guggenheim China Small Cap ETF	4,786,860
Guggenheim Frontier Markets ETF	738,556
Guggenheim International Multi-Asset Income ETF	766,760
Guggenheim MSCI Global Timber ETF	2,705,920
Guggenheim Shipping ETF	4,480,010

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016
The tax character of distributions paid during the year ended May 31, 2015, was as follows:

Fund	Distributions paid from ordinary income
Guggenheim Canadian Energy Income ETF	$1,234,004
Guggenheim China Real Estate ETF	1,011,840
Guggenheim China Small Cap ETF	4,834,500
Guggenheim Frontier Markets ETF	2,150,690
Guggenheim International Multi-Asset Income ETF	1,146,740
Guggenheim MSCI Global Timber ETF	5,308,750
Guggenheim Shipping ETF	3,120,560
For Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. As of May 31, 2016, capital loss carryforwards for the Funds were as follows:

				Unlimited	Unlimited	Total
	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term	Capital Loss
Fund	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Carryforward
Guggenheim Canadian Energy Income ETF	$(3,622,034)	$(12,656,635)	$(713,500)	$(50,556,978)	$(30,511,985)	$(98,061,132)
Guggenheim China Real Estate ETF	—	(4,375,466)	(6,818,237)	(986,056)	(2,387,986)	(14,567,745)
Guggenheim China Small Cap ETF	—	(5,907,224)	—	(6,578,221)	(43,166,094)	(55,651,539)
Guggenheim Frontier Markets ETF	(241,589)	(3,686,218)	(364,152)	(11,186,304)	(57,020,289)	(72,498,552)
Guggenheim International Multi-Asset Income ETF	(2,191,498)	(3,876,528)	(2,491,614)	(20,123,849)	(11,327,203)	(40,010,692)
Guggenheim MSCI Global Timber ETF	(3,822,255)	(17,944,749)	(1,561,810)	(13,682,942)	(15,585,846)	(52,597,602)
Guggenheim Shipping ETF	—	—	—	(4,805,288)	(8,757,997)	(13,563,285)
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended May 31, 2016, the following capital loss carryforward amounts were expired or used:

Fund	Amount Expired
Guggenheim International Multi-Asset Income ETF	$434,730
Pursuant to Federal income tax regulations applicable to investment companies, the Funds can elect to treat net capital losses and certain ordinary losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. The Funds also can elect to treat certain ordinary losses realized between January 1 and May 31 of each year as occurring on the first day of the following tax year. During the year ended May 31, 2016, none of the Funds incurred nor will elect to defer any current year post-October losses.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund's tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 6 – Investments in Securities:
 For the year ended May 31, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$10,458,311	$10,612,382
Guggenheim China Real Estate ETF	6,057,444	6,005,256
Guggenheim China Small Cap ETF	42,779,644	46,297,960
Guggenheim Frontier Markets ETF	24,976,970	35,058,771
Guggenheim International Multi-Asset Income ETF	23,820,208	23,822,413
Guggenheim MSCI Global Timber ETF	109,222,191	107,108,450
Guggenheim Shipping ETF	15,141,557	16,481,795
For the year ended May 31, 2016, in-kind transactions were as follows:

Fund	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$1,337,267	$4,535,492
Guggenheim China Real Estate ETF	1,222,801	16,677,801
Guggenheim China Small Cap ETF	21,945,830	120,871,409
Guggenheim Frontier Markets ETF	—	5,455,192
Guggenheim International Multi-Asset Income ETF	4,705	5,506,227
Guggenheim MSCI Global Timber ETF	28,817,350	43,062,853
Guggenheim Shipping ETF	19,506,310	29,764,031

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2016
Note 7 – Capital:
 Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.
Note 8 – Distribution and Service Plan:
 The Board has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.
Note 9 – Subsequent Event:
 The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds' financial statements.

70 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2016
The Board of Trustees and Shareholders of
 Claymore Exchange-Traded Fund Trust 2
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim MSCI Global Timber ETF, and Guggenheim Shipping ETF (seven of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of May 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective seven portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
 July 28, 2016

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 71

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2016
Federal Income Tax Information
 In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.
The Trust's investment income (dividend income plus short-term gains, if any) qualifies as follows:
Guggenheim Canadian Energy Income ETF intends to designate $128,748 of foreign withholding on foreign source income of $843,894.
The Guggenheim China Real Estate ETF intends to designate $3,815 of foreign withholding on foreign source income of $795,381.
Guggenheim China Small Cap ETF intends to designate $164,300 of foreign withholding on foreign source income of $3,804,012.
Guggenheim Frontier Markets ETF intends to designate $174,587 of foreign withholding on foreign source income of $1,504,804.
Guggenheim International Multi-Asset Income ETF intends to designate $47,890 of foreign withholding on foreign source income of $752,444.
Guggenheim MSCI Global Timber ETF intends to designate $210,793 of foreign withholding on foreign source income of $5,832,822.
Guggenheim Shipping ETF intends to designate $12,679 of foreign withholding on foreign source income of $1,695,305.
The Trust's investment income (dividend income plus short-term gains, if any) qualifies as follows:

	Qualified	Dividend
Fund	dividend income	received deduction
Guggenheim Canadian Energy Income ETF	66.24%	0.00%
Guggenheim China Real Estate ETF	5.33%	0.00%
Guggenheim China Small Cap ETF	13.62%	0.00%
Guggenheim Frontier Markets ETF	61.19%	0.00%
Guggenheim International Multi-Asset Income ETF	81.36%	26.82%
Guggenheim MSCI Global Timber ETF	99.79%	18.36%
Guggenheim Shipping ETF	54.28%	1.39%
Sector Classification
 Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund's registration statement, the Funds have investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classify industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
 The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our new website at guggenheiminvestments.com or by calling (800) 345-7999.
The Trustees of the Trust and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	100	Current: Trustee, Purpose Investments Funds (2014-present).

Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Committee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	96	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	96	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

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		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	96	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	96	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Monikus McCluskey, LLC (2000-present). Former: Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	102	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	96	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	99	Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	231
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Adviser and/or the parent of the Investment Adviser.

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2016
Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 75

REPORT OF THE CLAYMORE EXCHANGE-TRADED FUND TRUST 2 CONTRACTS REVIEW COMMITTEE	May 31, 2016
Claymore Exchange-Traded Fund Trust 2 (the "Trust") was organized as a Delaware statutory trust on June 8, 2006, and is authorized to establish multiple series, each representing interests in a separate portfolio of securities and other assets of the Trust (each, a "Fund" and collectively, the "Funds"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), a subsidiary of Guggenheim Funds Services, LLC ("GFS"), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm ("Guggenheim Partners"), serves as each Fund's investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the "Advisory Agreement"). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as "Guggenheim." "Guggenheim Investments" refers to the investment management business of Guggenheim Partners and includes GFIA, Guggenheim Partners Investment Management, LLC ("GPIM") and Security Investors, LLC.) Under the supervision of the Board of Trustees of the Trust (the "Board," with the members of the Board referred to individually as the "Trustees"), GFIA is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.
Following an initial two-year term, the Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not "interested person[s]," as defined by the 1940 Act, of the Trust (the "Independent Trustees") casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the "April Meeting") and on May 17, 2016 (the "May Meeting"), the Contracts Review Committee of the Board (the "Committee"), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees ("Independent Legal Counsel"). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees' legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.
In connection with the contract review process, FUSE Research Network LLC ("FUSE"), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds' relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.
In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the "Contract Review Materials").
The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term as to the Funds listed in Appendix A.
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim's resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim's report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser.
The Committee also considered the Adviser's attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Trust's Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim's Chief Risk Officer. The Committee also noted updates by

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Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM, an affiliate of the Adviser, and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM's compliance program and the consultant's conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee's evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser's administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.
The Committee also noted the distinctive nature of the Funds, as exchange-traded funds ("ETFs"), each of which generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered the Adviser's monitoring of the ETFs' participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other Guggenheim Funds.
With respect to Guggenheim's resources and the Adviser's ability to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC ("GPIMH"). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee's knowledge of how the Adviser performs its duties through Board meetings, discussions, and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year and since inception periods as of December 31, 2015, as applicable.
In this regard, the Committee noted Guggenheim's statement that it monitors tracking error regularly for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim's disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim's explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing related issues and currency conversion sources. In the course of its review of tracking error data, the Committee considered management's views and explanation of tracking error and tracking error trends for the Funds.
The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser's oversight of the applicable index. In this connection, the Committee noted Guggenheim's statement that although such performance is typically outside of the Adviser's control given a Fund's objective to track the index, management monitors investment performance to ensure it continues to provide clients with consistent exposures and remains competitive relative to other similar ETFs.
In further considering the tracking error data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:
Guggenheim Canadian Energy Income ETF (ENY): The Fund exhibited tracking error of 1.53% for the one-year period ended December 31, 2015. The Committee considered that the Fund has a focused exposure to the Canadian energy sector and that the Adviser identified several factors that impact the Fund's ability to track its index. In this connection, the Adviser

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stated that the local market holiday schedule affects the US-based Fund versus the underlying Canadian securities, noting that there are at least two days when the US market is open while the Canadian market is closed or vice versa. In addition, the Adviser cited the volatility in the energy sector experienced in 2015, heightening the effect of the holiday schedule. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim China All-Cap ETF (YAO), Guggenheim China Real Estate ETF (TAO), Guggenheim China Small Cap ETF (HAO) and Guggenheim China Technology ETF (CQQQ): YAO, TAO, HAO and CQQQ exhibited tracking error of 1.77%, 1.47%, 4.16% and 5.38%, respectively, for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that tracking error for the year with respect to each Fund was driven largely by trading halts in Hong Kong, and the Adviser's proactive approach to estimating fair value for halted securities compared with that of the index provider's approach of maintaining halted securities at the last sale price. The Committee also noted that the Adviser identified other challenges associated with each Fund's ability to track its respective index, resulting in a relatively high level of tracking error, including time zone differences and, in addition to trading halts, other difficulties in pricing each Fund's securities, which are foreign securities or proxies for foreign securities that are less liquid. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error as to each Fund to be reasonable.
Guggenheim Emerging Markets Real Estate ETF (EMRE): The Fund exhibited tracking error of 2.37% for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that tracking error for the year was driven largely by a combination of trading halts and the Fund's relatively small size. The Committee also noted that the Adviser identified other challenges associated with the Fund's ability to track its index, including that the Fund has a very narrow investment focus and many of the specific characteristics of the markets in which the Fund invests impacts its ability to track the underlying securities of its index, including time zones, market holidays and liquidity of specific countries. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim Frontier Markets ETF (FRN): The Fund exhibited tracking error of 2.34% for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that enhancements to the Fund's index became effective in April 2015, providing for increased local market exposure and a reduction in country concentration. The Committee also noted that frontier markets are often less liquid and can often be difficult to access and track. In this regard, the Committee considered that the Adviser has been unable to secure local access in Vietnam, which has contributed a significant portion of the Fund's tracking error. Additionally, the Fund has accrued for certain country tax withholdings which also impaired the Fund's ability to efficiently track its index. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim Shipping ETF (SEA): The Fund exhibited tracking error of 1.05% for the one-year period ended December 31, 2015. The Committee considered the Adviser's statement that the Fund's ability to track the index was impacted primarily by two factors: (1) a halt of the Fund's second largest holding; and (2) a special dividend on another security which resulted in an unusual withholding. The Adviser asserted that these factors increased tracking error relative to the Fund's historical levels. The Committee took into account the Adviser's conclusion that given the aforementioned factors impacting tracking error, the Adviser considers the level of tracking error to be reasonable.
Guggenheim Solar ETF (TAN): The Fund exhibited tracking error of 7.86% in 2015. The Committee considered the Adviser's statement that the Fund's tracking error is attributable largely to two factors: (1) impacts associated with securities lending; and (2) tracking error associated with a halted security that made up a significant portion of the Fund's index. The Committee noted that the Adviser fair valued the halted security and executed trades off the exchange to eliminate the exposure. The Committee took into account the Adviser's conclusion that the Adviser considers the level of tracking error to be reasonable.
After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim's efforts and explanation for the tracking error data presented in the FUSE reports.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund's contractual advisory fee and total net expense ratio to the applicable peer group.
The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund's licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds' 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses

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and other extraordinary expenses. In addition, the Committee considered, as to each Fund, the comparative fee and expense data provided relative to the peer group within the context of the Fund's investment objective and the uniqueness of the Fund's underlying index.
In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:
Guggenheim Canadian Energy Income ETF (ENY): The Fund's contractual advisory fee ranks in the third quartile (67th percentile) of its peer group. The Fund's total net expense ratio ranks in the fourth quartile (83rd percentile) of its peer group. In considering the foregoing rankings, the Committee took into account the peer group data, including the number of peer group constituent funds, the relative size of the constituents (including the Fund), the fund complexes represented in the peer group and the waivers provided, if any.
Guggenheim China Technology ETF (CQQQ): The Fund is subject to a unitary fee ranking in the fourth quartile (100th percentile) relative to the peer group contractual advisory fee and equal to the peer group median total net expense ratio. In considering the foregoing rankings, the Committee took into account that the Fund's peer group contains only two other funds.
Guggenheim Shipping ETF (SEA): The Fund is subject to a unitary fee which ranks in the fourth quartile (86th percentile) as to both its peer group contractual advisory fee and total net expense ratio. The Committee considered the Adviser's statement that the Fund's exposure is exclusively to global shipping companies, while its peer group consists of competitors that are more broadly focused on domestic transportation or industrials. As a result, the Adviser believes that the Fund is unique relative to its peers and is priced accordingly.
Guggenheim Solar ETF (TAN): The Fund's contractual advisory fee equals its peer group median. The Fund's total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. In considering the foregoing rankings, the Committee took into account that the Fund's peer group consists of only one other fund.
Guggenheim Timber ETF (CUT): The contractual advisory fee and total net expense ratio are in the fourth quartile (100th percentile as to each) of its peer group. In considering the foregoing rankings, the Committee took into account that the Fund's peer group contains only one other fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments' profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments' approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for serving as administrator and thus, provides Guggenheim with additional revenue for those Funds without a unitary fee structure. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim's profitability from providing such services. The Committee also noted Guggenheim's statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser's statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm's various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee's request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim's view as to how such investments benefit the Funds.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 79

REPORT OF THE CLAYMORE EXCHANGE-TRADED FUND TRUST 2 CONTRACTS REVIEW COMMITTEE continued	May 31, 2016
The Committee was of the view that economies of scale were being shared appropriately with the Funds by virtue of the level at which the advisory fee was set at each Fund's inception that subsumed economies of scale in the fee itself. The Committee also considered Guggenheim's statement that it will continue to monitor the ETF fee landscape and recommend changes to remain competitive.
The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

80 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF THE CLAYMORE EXCHANGE-TRADED FUND TRUST 2
CONTRACTS REVIEW COMMITTEE continued	May 31, 2016

APPENDIX A

Claymore Exchange-Traded Fund Trust 2
•	Guggenheim Canadian Energy Income ETF (ENY)
•	Guggenheim China All-Cap ETF (YAO)
•	Guggenheim China Real Estate ETF (TAO)
•	Guggenheim China Small Cap ETF (HAO)
•	Guggenheim China Technology ETF (CQQQ)
•	Guggenheim Emerging Markets Real Estate ETF (EMRE)
•	Guggenheim Frontier Markets ETF (FRN)
•	Guggenheim International Multi-Asset Income ETF (HGI)
•	Guggenheim Shipping ETF (SEA)
•	Guggenheim Solar ETF (TAN)
•	Guggenheim Timber ETF (CUT)
•	Guggenheim S&P Global Water Index ETF (CGW)
•	Guggenheim S&P High Income Infrastructure ETF (GHII)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 81

This Page Intentionally Left Blank.

TRUST INFORMATION	May 31, 2016

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

Principal Executive Officers
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Distributor
Guggenheim Funds
Distributors, LLC
Chicago, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
 New York, NY
Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL
*
Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
•            If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments' website at guggenheiminvest-ments.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments' website at guggenheiminvestments.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT l 83

ABOUT THE TRUST ADVISER
Guggenheim Funds Investment Advisors, LLC
 Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $240 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Portfolio Management
 The portfolio managers who are currently responsible for the day-to-day management of each Fund's portfolio are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Messrs. Byrum and King have managed the Funds' portfolios since December 2013. Ms. Gao has managed the Funds' portfolios since January 2014.
Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. He has ultimate responsibility for the management of the Funds and reviews the activities of the portfolio managers of the Funds. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor's degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst, ETF Portfolio Management of Guggenheim Investments, and joined Guggenheim Investments in December 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.
Claymore Exchange-Traded Fund Trust 2 Overview
 The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 15 separate exchange-traded "index funds" as of May 31, 2016. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.
This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
 (07/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-002-AR-0516

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.

(f)            (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.
 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $52,387 and $53,015 for the fiscal years ending May 31, 2016, and May 31, 2015, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending May 31, 2016, and May 31, 2015, respectively.
Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $61,622 and $60,545 for the fiscal years ending May 31, 2016, and May 31, 2015, respectively.
Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2016, and May 31, 2015, respectively.
Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):
Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports
Tax Services

•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

Section V.B.3:  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $61,622 and $60,545 for the fiscal years ending May 31, 2016, and May 31, 2015, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.
(b) Not applicable.

Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officer.
 (a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Claymore Exchange-Traded Fund Trust 2
By:         /s/ Donald C. Cacciapaglia
Name:    Donald C. Cacciapaglia
Title:      President and Chief Executive Officer
Date:      August 5, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Donald C. Cacciapaglia
Name:     Donald C. Cacciapaglia
Title:       President and Chief Executive Officer
Date:       August 5, 2016
By:           /s/ John L. Sullivan
Name:      John L. Sullivan
Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:        August 5, 2016